As filed with the Securities and Exchange Commission on April 4, 2017
1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257
CIK No. 0001081039

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 19
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 47
LLANY Separate Account S for Flexible Premium Variable Life Insurance
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2016 was filed March 27, 2017.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2017 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

Supplement Dated May 1, 2017 to Prospectuses Dated May 1, 2017

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Products: AssetEdge® VUL, AssetEdge® Exec VUL

LLANY Separate Account R for Flexible Premium Variable Life

Products: SVUL-IV, PreservationEdge® SVUL

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by Lincoln Life & Annuity Company of New York

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the “Insured Employee”), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on March 2, 1999 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2017

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Insured Employee Coverage Duration.	$25
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured Employee: male, age 45, nonsmoker.		$0.38 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured Employee: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured Employee: male, age 45, nonsmoker.		$0.38 per $1,000
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*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.00% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 1.07%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
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If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Income and Growth Fund (Class I): Capital growth; income is a secondary consideration. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Mid Cap Value (Class I): Long-term capital growth; income is a secondary objective. This fund will be available on or about May 1, 2017. Consult your registered representative.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
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•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Asset Manager Portfolio (Service Class): High total return. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
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•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio: Total return.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Flexible Bond Portfolio (Service Shares): To obtain maximum total return, consistent with preservation of capital.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
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•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
This fund will be liquidating on or about May 19, 2017.
•	JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
This fund is available only to existing Owners as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: Long-term capital growth.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
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•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
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•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
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•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for
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certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
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Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on “Insured Employee Coverage Duration”, which is each twelve-month period, beginning on the Date of Issue of initial coverage on any Insured Employee.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:
•	the initial policy Premium, and the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the purpose for which the Policies are being purchased,
•	the level of plan administration services required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
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Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Insured Employee Coverage Duration	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3%	0.5%
3	2%	0.5%
4-7	1%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Insured Employee Coverage Duration.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally
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estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Insured Employee Coverage Duration	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
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Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
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Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee,  if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy.
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When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
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Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
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In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
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Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation
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initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
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1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Insured Employee Coverage Duration	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Insured Employee Coverage Duration, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
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Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Change of Insured Rider.  With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  This rider is no longer available for new sales. This rider was generally elected at application and was offered with all Policies described in this prospectus. Availability of the rider was subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It could not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln’s consent. There is no cost for this rider.
This rider provides two additional benefits:
(a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
(b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit:
Under this rider, the Full Surrender Value of the Policy will equal:
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(a)	the policy value on the date of surrender; less
(b)	the loan balance plus any accrued interest; plus
(c)	the Surrender Value benefit.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
(a)	is the Target Enhancement Amount; and
(b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction Day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
(1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
(2)	is all Premiums received since the immediately preceding Monthly Deduction day.
(3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
(4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Insured Employee Coverage Duration	Target Yield Rate	Insured Employee Coverage Duration	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:
(a)	Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and
(b)	Is the Target Premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy.
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During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Insured Employee Coverage Duration	Maximum Enhancement Rate	Insured Employee Coverage Duration	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Insured Employee Coverage Duration	Expense Reduction Amount
6-10	The lesser of (a) or (b) where:

(a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage Durations one through five; and

(b) is the expense charges due under the Policy.
There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:
Insured Employee Coverage Duration	Monthly Expense Reduction Rate	Insured Employee Coverage Duration	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.
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If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:
(1)	is the cost of insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
(2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
(1)	the death of the Insured Employee; or
(2)	the maturity date of this Policy; or
(3)	the date this Policy ends; or
(4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee’s premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
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Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured Employee;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured Employee reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
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Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee’s age, gender, and risk classification.
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Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
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The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or
2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured Employee’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theTotal Account Value as of the date of the Insured Employee’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
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Option	Death Benefit Proceeds Equal to the	Variability
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured Employee’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
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Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
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Death Benefit Option in Effect	Impact of Partial Surrender
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Insured Employee Coverage Duration will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Insured Employee Coverage Duration’s rate and decrease only when it would be at least 0.5% lower than the prior Insured Employee Coverage Duration’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
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POLICY LAPSE
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.
The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
There is no reinstatement provision for this Policy.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
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Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus,
43

withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
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Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net
45

Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent
Administrative Services
POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
LLANY Separate Account S for Flexible Premium Variable Life Insurance
1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

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our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
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Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln Corporate Variable 5 product
LLANY Separate Account S for Flexible Premium Variable Life Insurance, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free
2

transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $501,293 in 2016, $383,039 in 2015 and $589,735 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of
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the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the LLANY Separate Account S for Flexible Premium Variable Life Insurance as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
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Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Assignment
While the Insured Employee is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured Employee is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office.
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If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured Employee, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured Employee, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured Employee as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.
Misstatement of Age
If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured Employee dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
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PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
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In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 financial statements of the Company follow.
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Supplement Dated May 1, 2017 to Prospectuses Dated May 1, 2017

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Products: AssetEdge® VUL, AssetEdge® Exec VUL

LLANY Separate Account R for Flexible Premium Variable Life

Products: SVUL-IV, PreservationEdge® SVUL

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by Lincoln Life & Annuity Company of New York

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the “Insured Employee”), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on March 2, 1999 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2017

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Insured Employee Coverage Duration.	$25
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured Employee: male, age 45, nonsmoker.		$0.22 per $1,000.

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured Employee: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured Employee: male, age 45, nonsmoker.		$0.22 per $1,000.

*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.00% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 1.07%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
•	Mid Cap Value Fund (Class I): Long-term capital growth; income is a secondary objective. This fund will be available on or about May 1, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio: Total return.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
This fund will be liquidating on or about May 19, 2017.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.

•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.

•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:

•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on “Insured Employee Coverage Duration”, which is each twelve-month period, beginning on the Date of Issue of initial coverage on any Insured Employee.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Insured Employee Coverage Duration	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1%
2	3%	1%
3-4	2%	1%
5-7	1.5%	1%
8+	1%	1%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Insured Employee Coverage Duration.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Insured Employee Coverage Duration	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
11-20	0.10%-0.15%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee,  if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our

Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.

Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.

The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Insured Employee Coverage Duration	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%

Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Insured Employee Coverage Duration, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Change of Insured Rider.  With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  This rider is no longer available for new sales. This rider was generally elected at application and was offered with all Policies described in this prospectus. Availability of the rider was subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It could not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln’s consent. There is no cost for this rider.
This rider provides two additional benefits:
(a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
(b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit:
Under this rider, the Full Surrender Value of the Policy will equal:
(a)	the policy value on the date of surrender; less
(b)	the loan balance plus any accrued interest; plus
(c)	the Surrender Value benefit.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
(a)	is the Target Enhancement Amount; and
(b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction Day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
(1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
(2)	is all Premiums received since the immediately preceding Monthly Deduction day.
(3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
(4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Insured Employee Coverage Duration	Target Yield Rate	Insured Employee Coverage Duration	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:
(a)	Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and
(b)	Is the Target Premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy.
During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Insured Employee Coverage Duration	Maximum Enhancement Rate	Insured Employee Coverage Duration	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:

Insured Employee Coverage Duration	Expense Reduction Amount
6-10	The lesser of (a) or (b) where:

(a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage Durations one through five; and

(b) is the expense charges due under the Policy.
There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:
Insured Employee Coverage Duration	Monthly Expense Reduction Rate	Insured Employee Coverage Duration	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:
(1)	is the cost of insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
(2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
(1)	the death of the Insured Employee; or
(2)	the maturity date of this Policy; or
(3)	the date this Policy ends; or
(4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee’s premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.

Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured Employee;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured Employee reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.

DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured Employee’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theAccumulation Value as of the date of the Insured Employee’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured Employee’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the

Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Insured Employee Coverage Duration will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Insured Employee Coverage Duration’s rate and decrease only when it would be at least 0.5% lower than the prior Insured Employee Coverage Duration’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
POLICY LAPSE
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.
The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the

Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
There is no reinstatement provision for this Policy.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.

Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent
Administrative Services
POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
LLANY Separate Account S for Flexible Premium Variable Life Insurance
1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257
End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln Corporate Commitment VUL product
LLANY Separate Account S for Flexible Premium Variable Life Insurance, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free
2

transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $501,293 in 2016, $383,039 in 2015 and $589,735 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of
3

the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the LLANY Separate Account S for Flexible Premium Variable Life Insurance as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
4

Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Assignment
While the Insured Employee is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured Employee is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office.
5

If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured Employee, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured Employee, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured Employee as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.
Misstatement of Age
If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured Employee dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
6

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
7

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 financial statements of the Company follow.
8

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2016 and 2015, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 – $7,163; 2015 – $7,182)	$7,561	$7,459
Mortgage loans on real estate	670	579
Policy loans	303	350
Total investments	8,534	8,388
Cash and invested cash	161	15
Deferred acquisition costs and value of business acquired	611	576
Premiums and fees receivable	6	7
Accrued investment income	105	109
Reinsurance recoverables	439	454
Reinsurance related embedded derivatives	12	11
Goodwill	60	60
Other assets	1,635	199
Separate account assets	5,294	4,883
Total assets	$16,857	$14,702

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,507	$1,534
Other contract holder funds	5,596	5,653
Funds withheld reinsurance liabilities	1,467	-
Income taxes payable	474	330
Other liabilities	101	126
Separate account liabilities	5,294	4,883
Total liabilities	14,439	12,526

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,298	1,142
Accumulated other comprehensive income (loss)	179	93
Total stockholder’s equity	2,418	2,176
Total liabilities and stockholder’s equity	$16,857	$14,702

See accompanying Notes to Financial Statements

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$152	$168	$167
Fee income	334	322	288
Net investment income	423	422	421
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(26)	(15)	(5)
Portion of loss recognized in other comprehensive income	7	6	2
Net other-than-temporary impairment losses on securities recognized in earnings	(19)	(9)	(3)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(22)	(15)	(9)
Total realized gain (loss)	(41)	(24)	(12)
Other revenues	-	-	62
Total revenues	868	888	926
Expenses
Interest credited	201	203	203
Benefits	294	357	316
Commissions and other expenses	147	204	191
Total expenses	642	764	710
Income (loss) before taxes	226	124	216
Federal income tax expense (benefit)	70	36	69
Net income (loss)	156	88	147
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	86	(174)	134
Total other comprehensive income (loss), net of tax	86	(174)	134
Comprehensive income (loss)	$242	$(86)	$281

See accompanying Notes to Financial Statements

3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,142	1,054	907
Net income (loss)	156	88	147
Balance as of end-of-year	1,298	1,142	1,054

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	93	267	133
Other comprehensive income (loss), net of tax	86	(174)	134
Balance as of end-of-year	179	93	267
Total stockholder’s equity as of end-of-year	$2,418	$2,176	$2,262

See accompanying Notes to Financial Statements

4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$156	$88	$147
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(31)	26	16
Change in premiums and fees receivable	1	2	(1)
Change in accrued investment income	4	(5)	(1)
Change in future contract benefits and other contract holder funds	(235)	(60)	(84)
Change in reinsurance related assets and liabilities	53	(64)	(4)
Change in federal income tax accruals	91	(29)	17
Realized (gain) loss	41	24	12
Other	(1)	76	(79)
Net cash provided by (used in) operating activities	79	58	23

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(761)	(649)	(502)
Sales of available-for-sale securities	218	72	83
Maturities of available-for-sale securities	541	331	354
Issuance of mortgage loans on real estate	(119)	(64)	(75)
Repayment and maturities of mortgage loans on real estate	28	37	46
Issuance and repayment of policy loans, net	47	11	21
Net cash provided by (used in) investing activities	(46)	(262)	(73)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	-	-	(11)
Deposits of fixed account values, including the fixed portion of variable	634	685	656
Withdrawals of fixed account values, including the fixed portion of variable	(401)	(357)	(373)
Transfers to and from separate accounts, net	(118)	(171)	(166)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	(2)
Net cash provided by (used in) financing activities	113	155	104

Net increase (decrease) in cash and invested cash	146	(49)	54
Cash and invested cash as of beginning-of-year	15	64	10
Cash and invested cash as of end-of-year	$161	$15	$64

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder’s equity for the prior years.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

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AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

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In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and

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amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the

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carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

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We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised approximately 4% of the face amount of business in force, and dividend expenses were $21 million, $24 million and $21 million for the years ended December 31, 2016,  2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

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Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update (“ASU”) 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new  ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.

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Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of less than $1 million in federal income tax expense (benefit) in our Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services – Insurance (“Topic 944”).  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  As LLANY does not have other revenues, the impact to LLANY for this standard is zero based on the initial phase of our adoption project.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

Although we do not currently hold equity securities, this standard could impact our financial statements if we were to purchase equity securities in the future.  We are also evaluating the requirements related to deferred tax assets on available for sale securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 3).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,304	$430	$103	$-	$6,631
ABS	111	2	3	(1)	111
U.S. government bonds	26	3	-	-	29
Foreign government bonds	35	4	-	-	39
RMBS	284	19	4	(1)	300
CMBS	21	1	-	-	22
CLOs	21	-	-	-	21
State and municipal bonds	315	48	2	-	361
Hybrid and redeemable preferred securities	46	5	4	-	47
Total fixed maturity AFS securities	$7,163	$512	$116	$(2)	$7,561

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,247	$384	$199	$-	$6,432
ABS	135	2	5	(2)	134
U.S. government bonds	26	4	-	-	30
Foreign government bonds	39	4	-	-	43
RMBS	313	26	-	(2)	341
CMBS	30	1	-	-	31
CLOs	16	-	-	-	16
State and municipal bonds	296	48	1	-	343
Hybrid and redeemable preferred securities	80	11	2	-	89
Total fixed maturity AFS securities	$7,182	$480	$207	$(4)	$7,459

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$344	$351
Due after one year through five years	1,617	1,696
Due after five years through ten years	997	1,032
Due after ten years	3,768	4,028
Subtotal	6,726	7,107
Structured securities (ABS, MBS, CLOs)	437	454
Total fixed maturity AFS securities	$7,163	$7,561

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,296	$56	$266	$47	$1,562	$103
ABS	7	-	56	7	63	7
RMBS	56	4	12	-	68	4
State and municipal bonds	28	2	3	-	31	2
Hybrid and redeemable
preferred securities	4	-	12	4	16	4
Total fixed maturity AFS securities	$1,391	$62	$349	$58	$1,740	$120

Total number of AFS securities in an unrealized loss position						350

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,664	$130	$198	$69	$1,862	$199
ABS	18	-	69	8	87	8
RMBS	4	-	11	1	15	1
State and municipal bonds	5	-	3	1	8	1
Hybrid and redeemable
preferred securities	-	-	14	3	14	3
Total fixed maturity AFS securities	$1,691	$130	$295	$82	$1,986	$212

Total number of AFS securities in an unrealized loss position						412

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$24	$8	$-	4
Twelve months or greater	78	31	3	17
Total	$102	$39	$3	21

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$126	$60	$-	30
Six months or greater, but less than nine months	5	12	-	3
Nine months or greater, but less than twelve months	12	12	-	2
Twelve months or greater	38	16	2	9
Total	$181	$100	$2	44

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $92 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$42	$43	$47
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	18	4	1
Credit losses on securities for which an OTTI was previously recognized	2	2	3
Decreases attributable to:
Securities sold, paid down or matured	(15)	(7)	(8)
Balance as of end-of-year	$47	$42	$43

During 2016,  2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 68% and 71% of mortgage loans on real estate as of December 31, 2016 and 2015, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2016 and 2015.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$640	95.5%	2.69	$560	96.7%	2.56
65% to 74%	30	4.5%	1.51	14	2.4%	1.79
75% to 100%	-	0.0%	0.00	5	0.9%	1.04
Total mortgage loans on real estate	$670	100.0%		$579	100.0%

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Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$371	$375	$374
Mortgage loans on real estate	26	26	25
Policy loans	19	21	21
Commercial mortgage loan prepayment and bond make-whole premiums	11	5	8
Investment income	427	427	428
Investment expense	(4)	(5)	(7)
Net investment income	$423	$422	$421

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities:
Gross gains	$4	$2	$4
Gross losses	(32)	(16)	(5)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(1)	-	(3)
Total realized gain (loss) related to certain investments, pre-tax	$(29)	$(14)	$(4)

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(18)	$(8)	$-
ABS	(1)	(2)	(3)
RMBS	(1)	(1)	(1)
Gross OTTI recognized in net income (loss)	(20)	(11)	(4)
Associated amortization of DAC, VOBA, DSI and DFEL	1	2	1
Net OTTI recognized in net income (loss), pre-tax	$(19)	$(9)	$(3)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$10	$7	$2
Change in DAC, VOBA, DSI and DFEL	(3)	(1)	-
Net portion of OTTI recognized in OCI, pre-tax	$7	$6	$2

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bonds and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by

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aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2016, our investment commitments were $28 million, which included $24 million of mortgage loans on real estate and $4 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $161 million and $209 million, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $91 million and $103 million, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.2 billion, or 14% of our invested assets portfolio, and our investments in the utilities industry with a fair value of $1.1 billion, or 13% of our invested assets portfolio.

Assets on Deposit

The company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2016 and 2015.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	-	38	-	-	71	-
GLB reserves (2)	-	-	38	-	-	71
Reinsurance related (3)	-	12	-	-	11	-
Indexed annuity and IUL contracts (4)	-	-	1	-	-	2
Total embedded derivative instruments	$-	$50	$39	$-	$82	$73

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Other assets - GLB reserves (1)	$(33)	$37	$70
Other liabilities - GLB reserves (1)	33	(37)	(70)
Reinsurance related (1)	-	-	1
Indexed annuity and IUL contracts (1)	1	-	-
Total embedded derivative instruments	$1	$-	$1

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$(49)	$31	$65
Deferred	119	5	4
Federal income tax expense (benefit)	$70	$36	$69

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$79	$43	$76
Effect of:
Tax-preferred investment income	(8)	(6)	(6)
Tax credits	(1)	(1)	-
Change in uncertain tax positions	-	-	(1)
Federal income tax expense (benefit)	$70	$36	$69
Effective tax rate	31%	29%	32%

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The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2016 and 2015 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$8	$(21)
Deferred	(474)	(309)
Total federal income tax asset (liability)	$(466)	$(330)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Other	$1	$1
Total deferred tax assets	1	1
Deferred Tax Liabilities
DAC	101	127
VOBA	79	48
Net unrealized gain on AFS securities	139	98
Investment activity	5	4
Future contract benefits and other contract holder funds	141	22
Other	10	11
Total deferred tax liabilities	475	310
Net deferred tax asset (liability)	$(474)	$(309)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, we have no unrecognized tax benefits.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016,  2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, zero and $(2) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2016 and 2015.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$439	$377	$393
Deferrals	54	67	72
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(54)	(47)	(51)
Unlocking	(15)	(16)	5
Adjustment related to realized (gains) losses	-	(2)	(4)
Adjustment related to unrealized (gains) losses	(38)	60	(38)
Balance as of end-of-year	$386	$439	$377

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Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$137	$89	$193
Deferrals	-	-	1
Amortization:
Amortization, excluding unlocking	(33)	(29)	(50)
Unlocking	72	(9)	(1)
Accretion of interest (1)	10	10	13
Adjustment related to unrealized (gains) losses	39	76	(67)
Balance as of end-of-year	$225	$137	$89

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$26
2018	23
2019	22
2020	20
2021	19

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$10	$10	$11
Deferrals	-	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(2)	(2)
Adjustment related to unrealized (gains) losses	-	1	-
Balance as of end-of-year	$9	$10	$10

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$125	$85	$126
Deferrals	23	24	22
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(15)	(17)
Unlocking	(1)	(8)	(1)
Adjustment related to realized (gains) losses	2	-	-
Adjustment related to unrealized (gains) losses	2	39	(45)
Balance as of end-of-year	$131	$125	$85

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7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$660	$658	$640
Reinsurance ceded	(174)	(168)	(185)
Total insurance premiums and fee income	$486	$490	$455

Direct insurance benefits	$494	$564	$497
Reinsurance recoveries netted against benefits	(200)	(207)	(181)
Total benefits	$294	$357	$316

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016,  the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 41% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $439 million and $454 million as of December 31, 2016 and 2015, respectively.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

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The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$3

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2016.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$4,026	$3,766
Net amount at risk (2)	42	63
Average attained age of contract holders	61 years	61 years

Minimum Return
Average attained age of contract holders	86 years	84 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,219	$1,205
Net amount at risk (2)	30	60
Average attained age of contract holders	68 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$3	$2	$2
Changes in reserves	1	2	-
Benefits paid	(1)	(1)	-
Balance as of end-of-year	$3	$3	$2

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Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$1,907	$1,694
International equity	681	697
Bonds	1,214	1,106
Money market	533	568
Total	$4,335	$4,065

Percent of total variable annuity
separate account values	92%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 31% and 29% of total life insurance in-force reserves as of December 31, 2016 and 2015, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Helen Hanks v. The Lincoln Life and Annuity Company of New York and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

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Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2016, approximately 91% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(6) million and $(8) million as of December 31, 2016 and 2015, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$93	$262	$132
Unrealized holding gains (losses) arising during the year	95	(456)	330
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1	173	(134)
Income tax benefit (expense)	(35)	105	(69)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(28)	(14)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	-	(3)
Income tax benefit (expense)	11	5	1
Balance as of end-of-year	$173	$93	$262
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(1)	$4	$-
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(10)	(7)	(2)
Change in DAC, VOBA, DSI and DFEL	3	1	-
Income tax benefit (expense)	2	(3)	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	12	8	10
Change in DAC, VOBA, DSI and DFEL	1	(2)	(2)
Income tax benefit (expense)	(2)	(2)	(3)
Balance as of end-of-year	$5	$(1)	$4
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(28)	$(14)	$(1)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	-	(3)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(30)	(14)	(4)	operations before taxes
Income tax benefit (expense)	11	5	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$(19)	$(9)	$(3)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$1	$1	$10	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(2)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	1	1	8	operations before taxes
Income tax benefit (expense)	-	-	(3)	Federal income tax expense (benefit)
Reclassification, net of income tax	$1	$1	$5	Net income (loss)

12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(29)	$(14)	$(4)
GLB reserves embedded derivatives results:
Gross gain (loss)	(10)	(9)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(1)	(1)
Total realized gain (loss)	$(41)	$(24)	$(12)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$77	$91	$96
General and administrative expenses	82	73	74
Expenses associated with reserve financing and unrelated letters of credit	5	-	-
DAC and VOBA deferrals and interest, net of amortization	(34)	24	11
Taxes, licenses and fees	17	16	10
Total	$147	$204	$191

14.  Retirement and Deferred Compensation Plans

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC and LNL for certain employees and agents.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  Our expense for these plans was $3 million for the year ended December 31, 2016, and less than $1 million for the years ended December 31, 2015 and 2014.

We also participate in other postretirement benefit plans sponsored by LNC and LNL that provide health care and life insurance to certain retired employees and agents.  Our expense for these plans was less than $1 million for the years ended December 31, 2016, 2015 and 2014.

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Participation in Defined Contribution Plans

We participate in tax-qualified defined contribution plans for eligible employees and agents that are sponsored by LNC and LNL.  Our expense for these plans was $3 million for the years ended December 31, 2016, 2015 and 2014.

Participation in Deferred Compensation Plans

LNC and LNL sponsor non-qualified, unfunded, deferred compensation plans for certain current and former employees, agents and non-employee directors in which we participate.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $1 million for the year ended December 31, 2016, and less than $1 million for the years ended December 31, 2015 and 2014.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2016, 2015 and 2014.

16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2016	2015
U.S. capital and surplus	$1,207	$512

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$395	$(50)	$41
U.S. net income (loss)	379	(55)	39

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates as well as the one-time benefit from the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

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The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using continuous CARVM	$-	$(1)
Conservative valuation rate on certain annuities	(2)	(2)

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts the Company.  Although the Company discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company’s RBC ratio was approximately eight times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of $120 million in 2017 without New York Department of Insurance approval.

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – fixed maturity securities	$7,561	$7,561	$7,459	$7,459
Mortgage loans on real estate	670	666	579	592
Cash and invested cash	161	161	15	15
Reinsurance related embedded derivatives	12	12	11	11
Other assets – reinsurance recoverable	38	38	71	71
Separate account assets	5,294	5,294	4,883	4,883

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	(1)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(39)	(39)	(43)	(43)
Account values of certain investment contracts	(1,273)	(1,474)	(1,292)	(1,493)
Other liabilities – GLB reserves embedded derivatives (1)	(38)	(38)	(71)	(71)

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.

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Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

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The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,559	$72	$6,631
ABS	-	110	1	111
U.S. government bonds	28	1	-	29
Foreign government bonds	-	37	2	39
RMBS	-	300	-	300
CMBS	-	22	-	22
CLOs	-	21	-	21
State and municipal bonds	-	361	-	361
Hybrid and redeemable preferred securities	-	45	2	47
Cash and invested cash	-	161	-	161
Reinsurance related embedded derivatives	-	12	-	12
Other assets – reinsurance recoverable	-	-	38	38
Separate account assets	51	5,243	-	5,294
Total assets	$79	$12,872	$115	$13,066

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1)	$(1)
Other liabilities – GLB reserves embedded derivatives	-	-	(38)	(38)
Total liabilities	$-	$-	$(39)	$(39)

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	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$6,365	$62	$6,432
ABS	-	134	-	134
U.S. government bonds	29	1	-	30
Foreign government bonds	-	42	2	44
RMBS	-	341	-	341
CMBS	-	30	1	31
CLOs	-	5	11	16
State and municipal bonds	-	342	-	342
Hybrid and redeemable preferred securities	-	87	2	89
Cash and invested cash	-	15	-	15
Reinsurance related embedded derivatives	-	-	11	11
Other assets – reinsurance recoverable	-	-	71	71
Separate account assets	53	4,830	-	4,883
Total assets	$87	$12,192	$160	$12,439

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(71)	(71)
Total liabilities	$-	$-	$(73)	$(73)

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$62	$5	$2	$3	$-	$72
ABS	-	-	-	-	1	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(7)	-
CMBS	1	-	-	(1)	-	-
CLOs	11	-	-	10	(21)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets – reinsurance recoverable (4)	71	(33)	-	-	-	38
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	1	-	-	-	(1)
Other liabilities – GLB reserves
embedded derivatives (4)	(71)	33	-	-	-	(38)
Total, net	$76	$6	$2	$19	$(27)	$76

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets - reinsurance recoverable (4)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

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	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets: (4)
GLB reserves embedded derivatives	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$13	$-	$-	$(1)	$(9)	$3
RMBS	7	-	-	-	-	7
CMBS	-	(1)	-	-	-	(1)
CLOs	10	-	-	-	-	10
Total, net	$30	$(1)	$-	$(1)	$(9)	$19

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

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	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Embedded derivatives:
Other assets – GLB reserves	$54	$16	$52
Other liabilities – GLB reserves	(54)	(16)	(52)
Total, net (1)	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

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The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(16)	$-
ABS	1	-	1
RMBS	-	(7)	(7)
CMBS	-	-	-
CLOs	-	(21)	(21)
Total, net	$17	$(44)	$(27)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred securities	1	-	1
Total, net	$13	$(6)	$7

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves
embedded derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016, 2015 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$64	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	18.6%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	2.5%	-	2.5%
Other assets – reinsurance
recoverable	38	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(38)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

44

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset – An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

45

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$164	$161	$141
Retirement Plan Services	66	63	61
Life Insurance	597	602	637
Group Protection	80	94	103
Other Operations	10	1	2
Excluded realized gain (loss), pre-tax	(49)	(33)	(18)
Total revenues	$868	$888	$926

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$47	$46	$43
Retirement Plan Services	3	3	3
Life Insurance	131	60	110
Group Protection	2	(1)	-
Other Operations	5	1	3
Excluded realized gain (loss), after-tax	(32)	(21)	(12)
Net income (loss)	$156	$88	$147

46

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$49	$51	$54
Retirement Plan Services	59	56	55
Life Insurance	295	305	301
Group Protection	10	9	9
Other Operations	10	1	2
Total net investment income	$423	$422	$421

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$17	$14	$13
Retirement Plan Services	1	-	1
Life Insurance	(3)	73	68
Group Protection	5	4	2
Total amortization of DAC and VOBA, net of interest	$20	$91	$84

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$12	$16	$13
Retirement Plan Services	1	1	-
Life Insurance	70	31	58
Group Protection	1	(1)	-
Other Operations	3	-	4
Excluded realized gain (loss)	(17)	(11)	(6)
Total federal income tax expense (benefit)	$70	$36	$69

	As of December 31,
	2016	2015
Assets
Annuities	$5,647	$5,542
Retirement Plan Services	1,976	1,829
Life Insurance	8,290	7,293
Group Protection	167	187
Other Operations	777	(149)
Total assets	$16,857	$14,702

47

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Income taxes paid (received)	$(21)	$65	$52

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2016	2015
Assets with affiliates:
Service agreement receivable	$2	$7	Other assets
Ceded reinsurance contracts	52	40	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	12	11	derivatives
Ceded reinsurance contracts	47	80	Other assets

Liabilities with affiliates:
Service agreement payable	5	-	Other liabilities
Ceded reinsurance contracts	3	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(6)	$(6)	$(9)	Insurance premiums
Fees for management of general account	(4)	(5)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(33)	37	70	Realized gain (loss)
Other gains (losses)	21	(48)	(78)	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	(10)	(9)	5	Benefits
				Commissions and
Service agreement payments	80	68	70	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 20, 2017, LNY paid a cash dividend in the amount of $120 million to LNL.  Management identified no other items or events required for disclosure.

48

LLANY Separate Account S For Flexible Premium Variable Life Insurance

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$83,843	$83,843	$1	$83,842
AB VPS Growth and Income Portfolio Class A	126,904	126,904	1	126,903
AB VPS International Value Portfolio Class A	38,378	38,378	—	38,378
AB VPS Small/Mid Cap Value Portfolio Class A	192,612	192,612	1	192,611
American Century VP Income & Growth Fund Class I	30,892	30,892	—	30,892
American Century VP Inflation Protection Fund Class II	45,877	45,877	1	45,876
American Century VP International Fund Class I	26,121	26,121	—	26,121
American Funds Global Growth Fund Class 2	109,253	109,253	1	109,252
American Funds Global Small Capitalization Fund Class 2	176,488	176,488	—	176,488
American Funds Growth Fund Class 2	182,295	182,295	1	182,294
American Funds Growth-Income Fund Class 2	508,618	508,618	5	508,613
American Funds High-Income Bond Fund Class 2	124,167	124,167	1	124,166
American Funds International Fund Class 2	577,301	577,301	4	577,297
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	400,555	400,555	5	400,550
BlackRock Global Allocation V.I. Fund Class I	38,371	38,371	—	38,371
Delaware VIP Diversified Income Series Standard Class	423,287	423,287	—	423,287
Delaware VIP Emerging Markets Series Standard Class	246,843	246,843	3	246,840
Delaware VIP High Yield Series Standard Class	147,799	147,799	1	147,798
Delaware VIP Limited-Term Diversified Income Series Standard Class	42,966	42,966	—	42,966
Delaware VIP REIT Series Standard Class	123,994	123,994	1	123,993
Delaware VIP Small Cap Value Series Standard Class	537,958	537,958	6	537,952
Delaware VIP Smid Cap Growth Series Standard Class	11,331	11,331	—	11,331
Delaware VIP U.S. Growth Series Standard Class	201,383	201,383	2	201,381
Delaware VIP Value Series Standard Class	117,205	117,205	1	117,204
Deutsche Equity 500 Index VIP Portfolio Class A	622,873	622,873	8	622,865
Deutsche Small Cap Index VIP Portfolio Class A	49,289	49,289	1	49,288
Fidelity VIP Asset Manager Portfolio Service Class	408,655	408,655	4	408,651
Fidelity VIP Contrafund Portfolio Service Class	648,297	648,297	7	648,290
Fidelity VIP Equity-Income Portfolio Service Class	47,685	47,685	1	47,684
Fidelity VIP Freedom 2020 Portfolio Service Class	21,184	21,184	—	21,184
Fidelity VIP Freedom 2030 Portfolio Service Class	35,283	35,283	—	35,283
Fidelity VIP Freedom 2040 Portfolio Service Class	9,500	9,500	—	9,500
Fidelity VIP Freedom 2050 Portfolio Service Class	8,503	8,503	—	8,503
Fidelity VIP Freedom Income Portfolio Service Class	397,013	397,013	—	397,013
Fidelity VIP Growth Portfolio Service Class	108,135	108,135	—	108,135
Fidelity VIP Mid Cap Portfolio Service Class	200,006	200,006	2	200,004
Fidelity VIP Overseas Portfolio Service Class	242,603	242,603	—	242,603
Franklin Mutual Shares VIP Fund Class 1	48,245	48,245	1	48,244
Franklin Small-Mid Cap Growth VIP Fund Class 1	5,320	5,320	—	5,320
Franklin U.S. Government Securities VIP Fund Class 1	195,965	195,965	2	195,963
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	1,707,395	1,707,395	19	1,707,376
Janus Aspen Balanced Portfolio Service Shares	471,100	471,100	9	471,091
Janus Aspen Flexible Bond Portfolio Service Shares	1,481	1,481	—	1,481
LVIP Baron Growth Opportunities Fund Standard Class	42,040	42,040	—	42,040
LVIP Baron Growth Opportunities Fund Service Class	37,671	37,671	—	37,671
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	310,085	310,085	3	310,082
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	33,121	33,121	—	33,121
LVIP Delaware Bond Fund Standard Class	1,178,358	1,178,358	11	1,178,347
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	57,052	57,052	1	57,051
LVIP Delaware Social Awareness Fund Standard Class	18,491	18,491	—	18,491
LVIP Delaware Special Opportunities Fund Standard Class	12,421	12,421	—	12,421
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	171,839	171,839	2	171,837

See accompanying notes.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	$22,304	$22,304	$—	$22,304
LVIP Global Growth Allocation Managed Risk Fund Standard Class	19,825	19,825	—	19,825
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	137,650	137,650	2	137,648
LVIP Government Money Market Fund Standard Class	6,453,464	6,453,464	19	6,453,445
LVIP JPMorgan High Yield Fund Standard Class	486,900	486,900	—	486,900
LVIP MFS Value Fund Standard Class	584,949	584,949	—	584,949
LVIP Mondrian International Value Fund Standard Class	271,626	271,626	3	271,623
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	2,095	2,095	—	2,095
LVIP SSGA International Index Fund Standard Class	275,847	275,847	—	275,847
LVIP SSGA Mid-Cap Index Fund Standard Class	683,395	683,395	—	683,395
LVIP SSGA S&P 500 Index Fund Standard Class	1,155,287	1,155,287	—	1,155,287
LVIP SSGA Small-Cap Index Fund Standard Class	69,402	69,402	—	69,402
LVIP T. Rowe Price Growth Stock Fund Standard Class	408,601	408,601	—	408,601
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	308,795	308,795	1	308,794
MFS VIT Growth Series Initial Class	174,449	174,449	—	174,449
MFS VIT Total Return Series Initial Class	1,017,405	1,017,405	8	1,017,397
MFS VIT Utilities Series Initial Class	50,318	50,318	1	50,317
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	123,135	123,135	2	123,133
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	108,107	108,107	1	108,106
T. Rowe Price Equity Income Portfolio	20,478	20,478	—	20,478
Templeton Global Bond VIP Fund Class 1	90,212	90,212	1	90,211
Templeton Growth VIP Fund Class 1	301,629	301,629	4	301,625

See accompanying notes.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(173)	$(173)	$(5,054)
AB VPS Growth and Income Portfolio Class A	1,101	(173)	928	(22)
AB VPS International Value Portfolio Class A	498	(75)	423	(102)
AB VPS Small/Mid Cap Value Portfolio Class A	2,826	(136)	2,690	(9,234)
American Century VP Income & Growth Fund Class I	789	(69)	720	643
American Century VP Inflation Protection Fund Class II	874	(97)	777	29
American Century VP International Fund Class I	278	(49)	229	(49)
American Funds Global Growth Fund Class 2	990	(119)	871	(2,089)
American Funds Global Small Capitalization Fund Class 2	432	(35)	397	(674)
American Funds Growth Fund Class 2	1,406	(289)	1,117	(8,499)
American Funds Growth-Income Fund Class 2	7,146	(899)	6,247	(1,527)
American Funds High-Income Bond Fund Class 2	7,176	(192)	6,984	(782)
American Funds International Fund Class 2	8,310	(658)	7,652	(52,278)
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	5,516	(811)	4,705	(285)
BlackRock Global Allocation V.I. Fund Class I	490	(72)	418	(190)
Delaware VIP Diversified Income Series Standard Class	33,026	(29)	32,997	(9,683)
Delaware VIP Emerging Markets Series Standard Class	2,565	(473)	2,092	(2,129)
Delaware VIP High Yield Series Standard Class	8,857	(100)	8,757	41
Delaware VIP Limited-Term Diversified Income Series Standard Class	586	(70)	516	5
Delaware VIP REIT Series Standard Class	1,546	(191)	1,355	(1,160)
Delaware VIP Small Cap Value Series Standard Class	4,227	(873)	3,354	(1,497)
Delaware VIP Smid Cap Growth Series Standard Class	25	—	25	(82)
Delaware VIP U.S. Growth Series Standard Class	1,332	(393)	939	(5,473)
Delaware VIP Value Series Standard Class	2,372	(196)	2,176	69
Deutsche Equity 500 Index VIP Portfolio Class A	24,074	(1,241)	22,833	68,324
Deutsche Small Cap Index VIP Portfolio Class A	616	(131)	485	(2,261)
Fidelity VIP Asset Manager Portfolio Service Class	5,760	(802)	4,958	(1,955)
Fidelity VIP Contrafund Portfolio Service Class	4,563	(1,144)	3,419	(1,348)
Fidelity VIP Equity-Income Portfolio Service Class	993	(162)	831	480
Fidelity VIP Freedom 2020 Portfolio Service Class	303	—	303	(3)
Fidelity VIP Freedom 2030 Portfolio Service Class	473	—	473	(14)
Fidelity VIP Freedom 2040 Portfolio Service Class	115	—	115	(31)
Fidelity VIP Freedom 2050 Portfolio Service Class	111	—	111	(443)
Fidelity VIP Freedom Income Portfolio Service Class	5,493	—	5,493	(2,044)
Fidelity VIP Growth Portfolio Service Class	—	—	—	484
Fidelity VIP Mid Cap Portfolio Service Class	810	(279)	531	(1,876)
Fidelity VIP Overseas Portfolio Service Class	3,411	(23)	3,388	(16,441)
Franklin Mutual Shares VIP Fund Class 1	1,023	(84)	939	(227)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(11)	(11)	(105)
Franklin U.S. Government Securities VIP Fund Class 1	5,363	(398)	4,965	(69)
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	4,798	(2,731)	2,067	(23,525)
Janus Aspen Balanced Portfolio Service Shares	8,877	(1,592)	7,285	528
Janus Aspen Flexible Bond Portfolio Service Shares	37	(4)	33	(2)
LVIP Baron Growth Opportunities Fund Standard Class	310	(82)	228	(48)
LVIP Baron Growth Opportunities Fund Service Class	190	(61)	129	22,631
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	5,633	(573)	5,060	(83)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	154	(51)	103	36
LVIP Delaware Bond Fund Standard Class	32,615	(1,815)	30,800	(2,486)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	978	(123)	855	(2,166)
LVIP Delaware Social Awareness Fund Standard Class	283	(15)	268	(55)
LVIP Delaware Special Opportunities Fund Standard Class	195	—	195	(202)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,726	(305)	2,421	(3,920)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	4	(5)	(1)	280
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	493	(84)	409	858
LVIP Global Growth Allocation Managed Risk Fund Standard Class	384	(41)	343	(811)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	2,526	(267)	2,259	(110)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$(5,054)	$1,318	$(3,909)
AB VPS Growth and Income Portfolio Class A	6,578	6,556	2,568	10,052
AB VPS International Value Portfolio Class A	—	(102)	(616)	(295)
AB VPS Small/Mid Cap Value Portfolio Class A	26,551	17,317	53,642	73,649
American Century VP Income & Growth Fund Class I	522	1,165	2,419	4,304
American Century VP Inflation Protection Fund Class II	336	365	735	1,877
American Century VP International Fund Class I	—	(49)	(1,208)	(1,028)
American Funds Global Growth Fund Class 2	8,883	6,794	(5,063)	2,602
American Funds Global Small Capitalization Fund Class 2	27,642	26,968	(25,017)	2,348
American Funds Growth Fund Class 2	18,224	9,725	3,213	14,055
American Funds Growth-Income Fund Class 2	52,324	50,797	(4,873)	52,171
American Funds High-Income Bond Fund Class 2	—	(782)	11,493	17,695
American Funds International Fund Class 2	67,869	15,591	6,207	29,450
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	7,162	6,877	(11,015)	567
BlackRock Global Allocation V.I. Fund Class I	—	(190)	1,288	1,516
Delaware VIP Diversified Income Series Standard Class	—	(9,683)	18,307	41,621
Delaware VIP Emerging Markets Series Standard Class	5,103	2,974	25,976	31,042
Delaware VIP High Yield Series Standard Class	—	41	7,255	16,053
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	5	(43)	478
Delaware VIP REIT Series Standard Class	7,409	6,249	(3,458)	4,146
Delaware VIP Small Cap Value Series Standard Class	38,951	37,454	84,496	125,304
Delaware VIP Smid Cap Growth Series Standard Class	1,405	1,323	(682)	666
Delaware VIP U.S. Growth Series Standard Class	57,561	52,088	(64,276)	(11,249)
Delaware VIP Value Series Standard Class	10,887	10,956	2,509	15,641
Deutsche Equity 500 Index VIP Portfolio Class A	89,788	158,112	(77,633)	103,312
Deutsche Small Cap Index VIP Portfolio Class A	4,278	2,017	4,612	7,114
Fidelity VIP Asset Manager Portfolio Service Class	17,016	15,061	(9,435)	10,584
Fidelity VIP Contrafund Portfolio Service Class	47,827	46,479	(3,382)	46,516
Fidelity VIP Equity-Income Portfolio Service Class	2,722	3,202	3,693	7,726
Fidelity VIP Freedom 2020 Portfolio Service Class	60	57	(284)	76
Fidelity VIP Freedom 2030 Portfolio Service Class	797	783	379	1,635
Fidelity VIP Freedom 2040 Portfolio Service Class	274	243	182	540
Fidelity VIP Freedom 2050 Portfolio Service Class	168	(275)	112	(52)
Fidelity VIP Freedom Income Portfolio Service Class	4,413	2,369	7,315	15,177
Fidelity VIP Growth Portfolio Service Class	7,397	7,881	(6,202)	1,679
Fidelity VIP Mid Cap Portfolio Service Class	10,741	8,865	11,470	20,866
Fidelity VIP Overseas Portfolio Service Class	431	(16,010)	(7,391)	(20,013)
Franklin Mutual Shares VIP Fund Class 1	3,700	3,473	2,345	6,757
Franklin Small-Mid Cap Growth VIP Fund Class 1	571	466	(242)	213
Franklin U.S. Government Securities VIP Fund Class 1	—	(69)	(3,501)	1,395
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	—	(23,525)	82,527	61,069
Janus Aspen Balanced Portfolio Service Shares	6,282	6,810	3,831	17,926
Janus Aspen Flexible Bond Portfolio Service Shares	—	(2)	—	31
LVIP Baron Growth Opportunities Fund Standard Class	2,862	2,814	(788)	2,254
LVIP Baron Growth Opportunities Fund Service Class	2,602	25,233	(5,795)	19,567
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	—	(83)	27,752	32,729
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	36	1,163	1,302
LVIP Delaware Bond Fund Standard Class	13,179	10,693	(19,958)	21,535
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,933	2,767	(1,654)	1,968
LVIP Delaware Social Awareness Fund Standard Class	2,250	2,195	(1,255)	1,208
LVIP Delaware Special Opportunities Fund Standard Class	1,612	1,410	379	1,984
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	60,889	56,969	(36,804)	22,586
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	—	280	—	279
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	117	975	1,525	2,909
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	(811)	959	491
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,509	1,399	1,779	5,437

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Government Money Market Fund Standard Class	$1,818	$(3,972)	$(2,154)	$—
LVIP JPMorgan High Yield Fund Standard Class	25,946	—	25,946	(22,555)
LVIP MFS Value Fund Standard Class	10,941	—	10,941	1,345
LVIP Mondrian International Value Fund Standard Class	8,062	(530)	7,532	(754)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	41	(4)	37	(3)
LVIP SSGA International Index Fund Standard Class	8,455	—	8,455	(16)
LVIP SSGA Mid-Cap Index Fund Standard Class	9,051	—	9,051	(25)
LVIP SSGA S&P 500 Index Fund Standard Class	22,256	(5)	22,251	(4,236)
LVIP SSGA Small-Cap Index Fund Standard Class	870	(5)	865	(178)
LVIP T. Rowe Price Growth Stock Fund Standard Class	396	—	396	2,746
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	889	(101)	788	(21,611)
MFS VIT Growth Series Initial Class	79	—	79	(2,078)
MFS VIT Total Return Series Initial Class	27,862	(1,355)	26,507	(462)
MFS VIT Utilities Series Initial Class	2,583	(111)	2,472	(881)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(312)	(312)	(7,563)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	730	(244)	486	87
T. Rowe Price Equity Income Portfolio	441	—	441	(485)
Templeton Global Bond VIP Fund Class 1	—	(169)	(169)	(315)
Templeton Growth VIP Fund Class 1	6,391	(604)	5,787	(1,867)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Government Money Market Fund Standard Class	$—	$—	$—	$(2,154)
LVIP JPMorgan High Yield Fund Standard Class	—	(22,555)	23,303	26,694
LVIP MFS Value Fund Standard Class	23,392	24,737	27,153	62,831
LVIP Mondrian International Value Fund Standard Class	9,357	8,603	(6,124)	10,011
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(3)	74	108
LVIP SSGA International Index Fund Standard Class	—	(16)	(8,636)	(197)
LVIP SSGA Mid-Cap Index Fund Standard Class	347	322	30,534	39,907
LVIP SSGA S&P 500 Index Fund Standard Class	15,094	10,858	24,284	57,393
LVIP SSGA Small-Cap Index Fund Standard Class	1,472	1,294	5,829	7,988
LVIP T. Rowe Price Growth Stock Fund Standard Class	5,294	8,040	(4,183)	4,253
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	15,680	(5,931)	14,079	8,936
MFS VIT Growth Series Initial Class	10,737	8,659	(606)	8,132
MFS VIT Total Return Series Initial Class	31,324	30,862	20,668	78,037
MFS VIT Utilities Series Initial Class	1,524	643	1,414	4,529
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	5,636	(1,927)	2,103	(136)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	8,294	8,381	6,011	14,878
T. Rowe Price Equity Income Portfolio	1,895	1,410	1,447	3,298
Templeton Global Bond VIP Fund Class 1	71	(244)	3,144	2,731
Templeton Growth VIP Fund Class 1	10,661	8,794	11,968	26,549

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Income & Growth Fund Class I Subaccount	American Century VP Inflation Protection Fund Class II Subaccount	American Century VP International Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$63,583	$27,911	$19,427	$492,709	$24,135	$45,408	$25,365
Changes From Operations:
• Net investment income (loss)	(367)	297	897	3,858	493	731	10
• Net realized gain (loss) on investments	9,435	6,133	(2,107)	80,766	4,378	(6,319)	2,742
• Net change in unrealized appreciation or depreciation on investments	(11,274)	(6,058)	284	(111,013)	(6,603)	4,311	(1,833)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,206)	372	(926)	(26,389)	(1,732)	(1,277)	919
Changes From Unit Transactions:
• Contract purchases	—	—	—	6,270	—	—	—
• Contract withdrawals	(2,040)	(528)	(663)	(8,769)	(602)	(1,377)	(444)
• Contract transfers	63,716	330	20,954	(111,977)	5,531	1,419	(9,277)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	61,676	(198)	20,291	(114,476)	4,929	42	(9,721)
TOTAL INCREASE (DECREASE) IN NET ASSETS	59,470	174	19,365	(140,865)	3,197	(1,235)	(8,802)
NET ASSETS AT DECEMBER 31, 2015	123,053	28,085	38,792	351,844	27,332	44,173	16,563
Changes From Operations:
• Net investment income (loss)	(173)	928	423	2,690	720	777	229
• Net realized gain (loss) on investments	(5,054)	6,556	(102)	17,317	1,165	365	(49)
• Net change in unrealized appreciation or depreciation on investments	1,318	2,568	(616)	53,642	2,419	735	(1,208)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,909)	10,052	(295)	73,649	4,304	1,877	(1,028)
Changes From Unit Transactions:
• Contract purchases	—	—	—	18	—	—	—
• Contract withdrawals	(1,749)	(1,632)	(927)	(6,920)	(733)	(1,402)	(546)
• Contract transfers	(33,553)	90,398	808	(225,980)	(11)	1,228	11,132
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,302)	88,766	(119)	(232,882)	(744)	(174)	10,586
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,211)	98,818	(414)	(159,233)	3,560	1,703	9,558
NET ASSETS AT DECEMBER 31, 2016	$83,842	$126,903	$38,378	$192,611	$30,892	$45,876	$26,121

See accompanying notes.

	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 2 Subaccount	American Funds High-Income Bond Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$45,467	$127,069	$208,706	$454,717	$81,459	$749,330
Changes From Operations:
• Net investment income (loss)	643	(74)	806	4,823	4,750	11,963
• Net realized gain (loss) on investments	7,016	18,591	56,973	232,258	(9,172)	120,495
• Net change in unrealized appreciation or depreciation on investments	(6,071)	(19,703)	(44,205)	(231,492)	(2,370)	(185,953)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,588	(1,186)	13,574	5,589	(6,792)	(53,495)
Changes From Unit Transactions:
• Contract purchases	2	1,907	3,122	2	—	7,789
• Contract withdrawals	(2,419)	(2,312)	(14,665)	(6,309)	(2,228)	(24,354)
• Contract transfers	37,624	28,537	31,603	215	7,784	102,351
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,207	28,132	20,060	(6,092)	5,556	85,786
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,795	26,946	33,634	(503)	(1,236)	32,291
NET ASSETS AT DECEMBER 31, 2015	82,262	154,015	242,340	454,214	80,223	781,621
Changes From Operations:
• Net investment income (loss)	871	397	1,117	6,247	6,984	7,652
• Net realized gain (loss) on investments	6,794	26,968	9,725	50,797	(782)	15,591
• Net change in unrealized appreciation or depreciation on investments	(5,063)	(25,017)	3,213	(4,873)	11,493	6,207
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,602	2,348	14,055	52,171	17,695	29,450
Changes From Unit Transactions:
• Contract purchases	—	12	5,696	19	3	5,647
• Contract withdrawals	(2,859)	(2,392)	(9,629)	(7,158)	(3,056)	(16,792)
• Contract transfers	27,247	22,505	(70,168)	9,367	29,301	(222,629)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,388	20,125	(74,101)	2,228	26,248	(233,774)
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,990	22,473	(60,046)	54,399	43,943	(204,324)
NET ASSETS AT DECEMBER 31, 2016	$109,252	$176,488	$182,294	$508,613	$124,166	$577,297

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years ended December 31, 2015 and 2016

	American Funds U.S. Government/ AAA-Rated Securities Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$276,067	$38,526	$92	$257,106	$115,637	$—	$126,790
Changes From Operations:
• Net investment income (loss)	3,203	338	25,102	1,394	7,604	18	1,251
• Net realized gain (loss) on investments	6,404	1,902	(8,120)	16,364	(6,179)	(18)	9,462
• Net change in unrealized appreciation or depreciation on investments	(6,053)	(2,367)	(32,247)	(56,404)	(10,146)	(6)	(10,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,554	(127)	(15,265)	(38,646)	(8,721)	(6)	102
Changes From Unit Transactions:
• Contract purchases	21	3,121	145,357	3,123	—	—	27
• Contract withdrawals	(2,979)	(7,363)	(21,195)	(9,558)	(2,498)	(22)	(3,140)
• Contract transfers	(73)	910	482,016	5,563	13,129	1,868	(50,686)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,031)	(3,332)	606,178	(872)	10,631	1,846	(53,799)
TOTAL INCREASE (DECREASE) IN NET ASSETS	523	(3,459)	590,913	(39,518)	1,910	1,840	(53,697)
NET ASSETS AT DECEMBER 31, 2015	276,590	35,067	591,005	217,588	117,547	1,840	73,093
Changes From Operations:
• Net investment income (loss)	4,705	418	32,997	2,092	8,757	516	1,355
• Net realized gain (loss) on investments	6,877	(190)	(9,683)	2,974	41	5	6,249
• Net change in unrealized appreciation or depreciation on investments	(11,015)	1,288	18,307	25,976	7,255	(43)	(3,458)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	567	1,516	41,621	31,042	16,053	478	4,146
Changes From Unit Transactions:
• Contract purchases	—	5,647	33	5,650	1	—	—
• Contract withdrawals	(4,963)	(4,016)	(21,501)	(7,326)	(2,649)	(534)	(3,444)
• Contract transfers	128,356	157	(187,871)	(114)	16,846	41,182	50,198
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	123,393	1,788	(209,339)	(1,790)	14,198	40,648	46,754
TOTAL INCREASE (DECREASE) IN NET ASSETS	123,960	3,304	(167,718)	29,252	30,251	41,126	50,900
NET ASSETS AT DECEMBER 31, 2016	$400,550	$38,371	$423,287	$246,840	$147,798	$42,966	$123,993

See accompanying notes.

	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount
NET ASSETS AT JANUARY 1, 2015	$426,114	$23,817	$191,246	$47,228	$1,163,575	$101,945
Changes From Operations:
• Net investment income (loss)	1,785	64	472	1,095	16,651	345
• Net realized gain (loss) on investments	129,929	2,140	44,001	9,747	138,588	9,809
• Net change in unrealized appreciation or depreciation on investments	(159,284)	(1,224)	(35,007)	(11,771)	(150,057)	(18,546)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,570)	980	9,466	(929)	5,182	(8,392)
Changes From Unit Transactions:
• Contract purchases	3,121	—	—	25	3,082	9
• Contract withdrawals	(13,732)	(730)	(4,772)	(2,210)	(17,412)	(1,035)
• Contract transfers	2,780	(7,285)	12,479	28,759	(121,198)	671
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,831)	(8,015)	7,707	26,574	(135,528)	(355)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,401)	(7,035)	17,173	25,645	(130,346)	(8,747)
NET ASSETS AT DECEMBER 31, 2015	390,713	16,782	208,419	72,873	1,033,229	93,198
Changes From Operations:
• Net investment income (loss)	3,354	25	939	2,176	22,833	485
• Net realized gain (loss) on investments	37,454	1,323	52,088	10,956	158,112	2,017
• Net change in unrealized appreciation or depreciation on investments	84,496	(682)	(64,276)	2,509	(77,633)	4,612
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	125,304	666	(11,249)	15,641	103,312	7,114
Changes From Unit Transactions:
• Contract purchases	5,648	2	—	—	3,801	—
• Contract withdrawals	(10,829)	(546)	(4,662)	(3,699)	(17,287)	(933)
• Contract transfers	27,116	(5,573)	8,873	32,389	(500,190)	(50,091)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,935	(6,117)	4,211	28,690	(513,676)	(51,024)
TOTAL INCREASE (DECREASE) IN NET ASSETS	147,239	(5,451)	(7,038)	44,331	(410,364)	(43,910)
NET ASSETS AT DECEMBER 31, 2016	$537,952	$11,331	$201,381	$117,204	$622,865	$49,288

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years ended December 31, 2015 and 2016

	Fidelity VIP Asset Manager Portfolio Service Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity-Income Portfolio Service Class Subaccount	Fidelity VIP Freedom 2020 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2030 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2040 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2050 Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$413,720	$589,054	$43,422	$—	$10,116	$7,351	$4,135
Changes From Operations:
• Net investment income (loss)	5,084	4,200	1,179	14	324	121	69
• Net realized gain (loss) on investments	94,980	254,381	2,981	3	467	10	21
• Net change in unrealized appreciation or depreciation on investments	(101,330)	(257,897)	(7,022)	(21)	(444)	(146)	(79)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,266)	684	(2,862)	(4)	347	(15)	11
Changes From Unit Transactions:
• Contract purchases	—	5	18	—	201	125	69
• Contract withdrawals	(5,537)	(9,106)	(907)	—	(238)	(114)	(67)
• Contract transfers	7,460	31,801	1,580	766	8,637	279	45
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,923	22,700	691	766	8,600	290	47
TOTAL INCREASE (DECREASE) IN NET ASSETS	657	23,384	(2,171)	762	8,947	275	58
NET ASSETS AT DECEMBER 31, 2015	414,377	612,438	41,251	762	19,063	7,626	4,193
Changes From Operations:
• Net investment income (loss)	4,958	3,419	831	303	473	115	111
• Net realized gain (loss) on investments	15,061	46,479	3,202	57	783	243	(275)
• Net change in unrealized appreciation or depreciation on investments	(9,435)	(3,382)	3,693	(284)	379	182	112
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,584	46,516	7,726	76	1,635	540	(52)
Changes From Unit Transactions:
• Contract purchases	—	—	—	—	7	—	—
• Contract withdrawals	(5,555)	(9,767)	(1,323)	(121)	(366)	(115)	(63)
• Contract transfers	(10,755)	(897)	30	20,467	14,944	1,449	4,425
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,310)	(10,664)	(1,293)	20,346	14,585	1,334	4,362
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,726)	35,852	6,433	20,422	16,220	1,874	4,310
NET ASSETS AT DECEMBER 31, 2016	$408,651	$648,290	$47,684	$21,184	$35,283	$9,500	$8,503
See accompanying notes.

	Fidelity VIP Freedom Income Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP Investment Grade Bond Portfolio Service Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$62,434	$—	$183,627	$123,840	$46,174
Changes From Operations:
• Net investment income (loss)	7,161	150	—	276	3,595	1,314
• Net realized gain (loss) on investments	543	3,561	—	24,044	442	3,786
• Net change in unrealized appreciation or depreciation on investments	(6,223)	1,654	—	(27,943)	(2,932)	(6,903)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,481	5,365	—	(3,623)	1,105	(1,803)
Changes From Unit Transactions:
• Contract purchases	—	—	—	3,121	—	3,120
• Contract withdrawals	(1,448)	(3,415)	—	(13,085)	(8,463)	(8,390)
• Contract transfers	424,860	28,262	—	9,530	158,794	910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	423,412	24,847	—	(434)	150,331	(4,360)
TOTAL INCREASE (DECREASE) IN NET ASSETS	424,893	30,212	—	(4,057)	151,436	(6,163)
NET ASSETS AT DECEMBER 31, 2015	424,893	92,646	—	179,570	275,276	40,011
Changes From Operations:
• Net investment income (loss)	5,493	—	—	531	3,388	939
• Net realized gain (loss) on investments	2,369	7,881	—	8,865	(16,010)	3,473
• Net change in unrealized appreciation or depreciation on investments	7,315	(6,202)	—	11,470	(7,391)	2,345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,177	1,679	—	20,866	(20,013)	6,757
Changes From Unit Transactions:
• Contract purchases	1	2	—	5,679	—	5,646
• Contract withdrawals	(5,754)	(3,386)	—	(9,102)	(5,717)	(4,327)
• Contract transfers	(37,304)	17,194	—	2,991	(6,943)	157
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,057)	13,810	—	(432)	(12,660)	1,476
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,880)	15,489	—	20,434	(32,673)	8,233
NET ASSETS AT DECEMBER 31, 2016	$397,013	$108,135	$—	$200,004	$242,603	$48,244

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years ended December 31, 2015 and 2016

	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Franklin U.S. Government Securities VIP Fund Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund Service Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Flexible Bond Portfolio Service Shares Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,926	$198,624	$1,227,909	$464,905	$1,645	$35,853	$278,051
Changes From Operations:
• Net investment income (loss)	(12)	4,763	(1,282)	4,781	28	(157)	(95)
• Net realized gain (loss) on investments	3,139	6,721	22,670	15,735	69	5,420	33,798
• Net change in unrealized appreciation or depreciation on investments	(3,261)	(10,629)	(94,671)	(20,214)	(101)	(8,075)	(46,631)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(134)	855	(73,283)	302	(4)	(2,812)	(12,928)
Changes From Unit Transactions:
• Contract purchases	—	—	—	—	—	1	2,946
• Contract withdrawals	(346)	(2,354)	(96,315)	(5,764)	(93)	(1,171)	(4,212)
• Contract transfers	—	—	211,386	—	—	8,723	(22,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(346)	(2,354)	115,071	(5,764)	(93)	7,553	(23,511)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(480)	(1,499)	41,788	(5,462)	(97)	4,741	(36,439)
NET ASSETS AT DECEMBER 31, 2015	5,446	197,125	1,269,697	459,443	1,548	40,594	241,612
Changes From Operations:
• Net investment income (loss)	(11)	4,965	2,067	7,285	33	228	129
• Net realized gain (loss) on investments	466	(69)	(23,525)	6,810	(2)	2,814	25,233
• Net change in unrealized appreciation or depreciation on investments	(242)	(3,501)	82,527	3,831	—	(788)	(5,795)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	213	1,395	61,069	17,926	31	2,254	19,567
Changes From Unit Transactions:
• Contract purchases	—	—	—	—	—	—	—
• Contract withdrawals	(339)	(2,557)	(137,942)	(6,278)	(98)	(1,185)	(3,065)
• Contract transfers	—	—	514,552	—	—	377	(220,443)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(339)	(2,557)	376,610	(6,278)	(98)	(808)	(223,508)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(126)	(1,162)	437,679	11,648	(67)	1,446	(203,941)
NET ASSETS AT DECEMBER 31, 2016	$5,320	$195,963	$1,707,376	$471,091	$1,481	$42,040	$37,671

See accompanying notes.

	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$292,757	$1,540	$937,162	$88,327	$10,128	$15,983
Changes From Operations:
• Net investment income (loss)	4,112	(7)	23,524	1,305	205	194
• Net realized gain (loss) on investments	68,620	165	1,512	8,574	1,661	1,475
• Net change in unrealized appreciation or depreciation on investments	(87,713)	(144)	(23,986)	(11,593)	(1,693)	(1,440)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,981)	14	1,050	(1,714)	173	229
Changes From Unit Transactions:
• Contract purchases	—	1	18,926	—	8	—
• Contract withdrawals	(3,573)	(32)	(26,232)	(1,941)	(562)	(737)
• Contract transfers	(977)	(25)	113,412	7,949	6,541	(378)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,550)	(56)	106,106	6,008	5,987	(1,115)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,531)	(42)	107,156	4,294	6,160	(886)
NET ASSETS AT DECEMBER 31, 2015	273,226	1,498	1,044,318	92,621	16,288	15,097
Changes From Operations:
• Net investment income (loss)	5,060	103	30,800	855	268	195
• Net realized gain (loss) on investments	(83)	36	10,693	2,767	2,195	1,410
• Net change in unrealized appreciation or depreciation on investments	27,752	1,163	(19,958)	(1,654)	(1,255)	379
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,729	1,302	21,535	1,968	1,208	1,984
Changes From Unit Transactions:
• Contract purchases	—	—	28,219	—	3	—
• Contract withdrawals	(3,926)	(824)	(33,451)	(1,149)	(614)	(550)
• Contract transfers	8,053	31,145	117,726	(36,389)	1,606	(4,110)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,127	30,321	112,494	(37,538)	995	(4,660)
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,856	31,623	134,029	(35,570)	2,203	(2,676)
NET ASSETS AT DECEMBER 31, 2016	$310,082	$33,121	$1,178,347	$57,051	$18,491	$12,421

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years ended December 31, 2015 and 2016

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$97,518	$—	$2,548	$37,268	$137,658	$4,767,738	$9,395
Changes From Operations:
• Net investment income (loss)	1,242	7	1,053	535	2,228	(5,909)	11,526
• Net realized gain (loss) on investments	29,191	(677)	(1,960)	2,573	17,114	—	(660)
• Net change in unrealized appreciation or depreciation on investments	(32,766)	—	(1,769)	(4,510)	(24,502)	—	(22,625)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,333)	(670)	(2,676)	(1,402)	(5,160)	(5,909)	(11,759)
Changes From Unit Transactions:
• Contract purchases	—	—	—	—	—	2,193,272	—
• Contract withdrawals	(2,950)	(316)	(828)	(876)	(3,716)	(257,986)	(6,358)
• Contract transfers	3,029	986	56,970	(2,432)	3,822	(1,989,068)	233,052
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	79	670	56,142	(3,308)	106	(53,782)	226,694
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,254)	—	53,466	(4,710)	(5,054)	(59,691)	214,935
NET ASSETS AT DECEMBER 31, 2015	95,264	—	56,014	32,558	132,604	4,708,047	224,330
Changes From Operations:
• Net investment income (loss)	2,421	(1)	409	343	2,259	(2,154)	25,946
• Net realized gain (loss) on investments	56,969	280	975	(811)	1,399	—	(22,555)
• Net change in unrealized appreciation or depreciation on investments	(36,804)	—	1,525	959	1,779	—	23,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,586	279	2,909	491	5,437	(2,154)	26,694
Changes From Unit Transactions:
• Contract purchases	—	—	—	—	—	3,635,655	—
• Contract withdrawals	(4,039)	(307)	(853)	(652)	(3,857)	(332,590)	(6,290)
• Contract transfers	58,026	28	(35,766)	(12,572)	3,464	(1,555,513)	242,166
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,987	(279)	(36,619)	(13,224)	(393)	1,747,552	235,876
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,573	—	(33,710)	(12,733)	5,044	1,745,398	262,570
NET ASSETS AT DECEMBER 31, 2016	$171,837	$—	$22,304	$19,825	$137,648	$6,453,445	$486,900

See accompanying notes.

	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$568,992	$276,334	$2,249	$—	$—	$218,201
Changes From Operations:
• Net investment income (loss)	9,403	7,527	58	—	—	5,829
• Net realized gain (loss) on investments	40,904	25,629	(93)	—	—	13,040
• Net change in unrealized appreciation or depreciation on investments	(60,135)	(44,183)	(113)	—	—	(13,975)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,828)	(11,027)	(148)	—	—	4,894
Changes From Unit Transactions:
• Contract purchases	4,302	—	—	—	—	131
• Contract withdrawals	(12,553)	(3,519)	(125)	—	—	(19,358)
• Contract transfers	(106,826)	432	65	—	—	96,829
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(115,077)	(3,087)	(60)	—	—	77,602
TOTAL INCREASE (DECREASE) IN NET ASSETS	(124,905)	(14,114)	(208)	—	—	82,496
NET ASSETS AT DECEMBER 31, 2015	444,087	262,220	2,041	—	—	300,697
Changes From Operations:
• Net investment income (loss)	10,941	7,532	37	8,455	9,051	22,251
• Net realized gain (loss) on investments	24,737	8,603	(3)	(16)	322	10,858
• Net change in unrealized appreciation or depreciation on investments	27,153	(6,124)	74	(8,636)	30,534	24,284
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,831	10,011	108	(197)	39,907	57,393
Changes From Unit Transactions:
• Contract purchases	19	—	—	18	71	1,843
• Contract withdrawals	(10,100)	(3,589)	(126)	(1,391)	(3,261)	(15,746)
• Contract transfers	88,112	2,981	72	277,417	646,678	811,100
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	78,031	(608)	(54)	276,044	643,488	797,197
TOTAL INCREASE (DECREASE) IN NET ASSETS	140,862	9,403	54	275,847	683,395	854,590
NET ASSETS AT DECEMBER 31, 2016	$584,949	$271,623	$2,095	$275,847	$683,395	$1,155,287

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years ended December 31, 2015 and 2016

	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,415	$278,328	$137,774	$2,765	$795,022	$41,527
Changes From Operations:
• Net investment income (loss)	94	—	183	24	20,675	2,426
• Net realized gain (loss) on investments	(716)	31,827	19,158	598	192,648	(14,035)
• Net change in unrealized appreciation or depreciation on investments	(1,191)	3,244	(23,290)	(233)	(218,673)	2,865
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,813)	35,071	(3,949)	389	(5,350)	(8,744)
Changes From Unit Transactions:
• Contract purchases	—	4,957	—	—	2,846	—
• Contract withdrawals	(633)	(4,875)	(8,598)	(387)	(11,528)	(1,233)
• Contract transfers	8,063	47,212	185,119	17,513	47,835	13,800
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,430	47,294	176,521	17,126	39,153	12,567
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,617	82,365	172,572	17,515	33,803	3,823
NET ASSETS AT DECEMBER 31, 2015	10,032	360,693	310,346	20,280	828,825	45,350
Changes From Operations:
• Net investment income (loss)	865	396	788	79	26,507	2,472
• Net realized gain (loss) on investments	1,294	8,040	(5,931)	8,659	30,862	643
• Net change in unrealized appreciation or depreciation on investments	5,829	(4,183)	14,079	(606)	20,668	1,414
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,988	4,253	8,936	8,132	78,037	4,529
Changes From Unit Transactions:
• Contract purchases	—	8	—	—	4	—
• Contract withdrawals	(912)	(5,249)	(6,728)	(3,721)	(13,615)	(1,325)
• Contract transfers	52,294	48,896	(3,760)	149,758	124,146	1,763
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	51,382	43,655	(10,488)	146,037	110,535	438
TOTAL INCREASE (DECREASE) IN NET ASSETS	59,370	47,908	(1,552)	154,169	188,572	4,967
NET ASSETS AT DECEMBER 31, 2016	$69,402	$408,601	$308,794	$174,449	$1,017,397	$50,317

See accompanying notes.

	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$136,508	$86,473	$3,401	$65,102	$321,274
Changes From Operations:
• Net investment income (loss)	(619)	197	368	5,058	7,576
• Net realized gain (loss) on investments	(7,171)	5,751	(126)	(9,948)	64,773
• Net change in unrealized appreciation or depreciation on investments	3,137	(9,832)	(1,850)	1,353	(91,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,653)	(3,884)	(1,608)	(3,537)	(18,805)
Changes From Unit Transactions:
• Contract purchases	20	25	—	—	—
• Contract withdrawals	(4,949)	(1,113)	(531)	(2,613)	(3,736)
• Contract transfers	68,544	(26,342)	16,607	7,518	(20,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,615	(27,430)	16,076	4,905	(24,023)
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,962	(31,314)	14,468	1,368	(42,828)
NET ASSETS AT DECEMBER 31, 2015	195,470	55,159	17,869	66,470	278,446
Changes From Operations:
• Net investment income (loss)	(312)	486	441	(169)	5,787
• Net realized gain (loss) on investments	(1,927)	8,381	1,410	(244)	8,794
• Net change in unrealized appreciation or depreciation on investments	2,103	6,011	1,447	3,144	11,968
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(136)	14,878	3,298	2,731	26,549
Changes From Unit Transactions:
• Contract purchases	—	—	—	—	—
• Contract withdrawals	(4,432)	(1,837)	(445)	(3,186)	(3,847)
• Contract transfers	(67,769)	39,906	(244)	24,196	477
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(72,201)	38,069	(689)	21,010	(3,370)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,337)	52,947	2,609	23,741	23,179
NET ASSETS AT DECEMBER 31, 2016	$123,133	$108,106	$20,478	$90,211	$301,625

LLANY Separate Account S For Flexible
Premium Variable Life Insurance

Notes to financial statements

December 31, 2016

1. Accounting Policies And Variable Account Information

The Variable Account: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

•  Lincoln CVUL Series III

•  Lincoln Corporate Commitment VUL

•  Lincoln Corporate Variable 4

•  Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifty available mutual funds (the Funds) of twenty-six open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A**

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Income & Growth Fund Class I

American Century VP Inflation Protection Fund Class II

American Century VP International Fund Class I

American Funds Insurance Series (American Funds):

American Funds Bond Fund Class 2**

American Funds Capital Income Builder Fund Class 2**

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds High-Income Bond Fund Class 2

American Funds International Fund Class 2

American Funds U.S. Government/AAA-Rated Securities Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Equity Dividend V.I. Fund Class I**

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A**

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Service Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Freedom 2020 Portfolio Service Class

Fidelity VIP Freedom 2030 Portfolio Service Class

Fidelity VIP Freedom 2040 Portfolio Service Class

Fidelity VIP Freedom 2050 Portfolio Service Class

Fidelity VIP Freedom Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Investment Grade Bond Portfolio Service Class**

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 1**

Franklin Mutual Shares VIP Fund Class 1

Franklin Rising Dividends VIP Fund Class 1**

Franklin Small Cap Value VIP Fund Class 2**

LLANY Separate Account S For Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin U.S. Government Securities VIP Fund Class 1

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Global Trends Allocation Fund Service Shares

Goldman Sachs VIT Mid Cap Value Fund Service Shares**

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Comstock Fund Series I**

Invesco V.I. Growth and Income Fund Series I**

Invesco V.I. International Growth Fund Series I**

Ivy Variable Insurance Portfolios (Ivy VIP):

Ivy VIP Asset Strategy Portfolio**

Janus Aspen Series:

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares**

Janus Aspen Flexible Bond Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares**

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio Class 1**

JPMorgan Insurance Trust Global Allocation Portfolio Class 1**

JPMorgan Insurance Trust Income Builder Portfolio Class 1**

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I**

ClearBridge Variable Mid Cap Portfolio Class I**

ClearBridge Variable Small Cap Growth Portfolio Class I**

Lincoln Variable Insurance Products Trust (LVIP):*

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class**

LVIP BlackRock Multi-Asset Income Fund Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class**

LVIP Clarion Global Real Estate Fund Standard Class**

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class**

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class**

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class**

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class**

LVIP Dimensional/Vanguard Total Bond Fund Standard Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class**

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Goldman Sachs Income Builder Fund Standard Class**

LVIP Government Money Market Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class**

LVIP Managed Risk Profile 2010 Fund Standard Class**

LVIP Managed Risk Profile 2020 Fund Standard Class**

LVIP Managed Risk Profile 2030 Fund Standard Class**

LVIP Managed Risk Profile 2040 Fund Standard Class**

LVIP Managed Risk Profile 2050 Fund Standard Class**

LVIP MFS International Growth Fund Standard Class**

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LLANY Separate Account S For Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class**

LVIP PIMCO Low Duration Bond Fund Standard Class**

LVIP SSGA Bond Index Fund Standard Class**

LVIP SSGA Conservative Index Allocation Fund Standard Class**

LVIP SSGA Conservative Structured Allocation Fund Standard Class**

LVIP SSGA Developed International 150 Fund Standard Class**

LVIP SSGA Emerging Markets 100 Fund Standard Class**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Managed Volatility Fund Standard Class**

LVIP SSGA Large Cap 100 Fund Standard Class**

LVIP SSGA Mid-Cap Index Fund Standard Class

LVIP SSGA Moderate Index Allocation Fund Standard Class**

LVIP SSGA Moderate Structured Allocation Fund Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class**

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class**

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class**

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class**

LVIP Vanguard Domestic Equity ETF Fund Standard Class**

LVIP Vanguard International Equity ETF Fund Standard Class**

LVIP Wellington Capital Growth Fund Standard Class**

LVIP Wellington Mid-Cap Value Fund Standard Class**

M Fund, Inc. (M):

M Capital Appreciation Fund**

M International Equity Fund**

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT New Discovery Series Initial Class**

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class**

MFS Variable Insurance Trust III (MFS VIT III):

MFS VIT III Mid Cap Value Portfolio Initial Class**

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Mid Cap Growth Portfolio I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares**

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class**

PIMCO VIT Real Return Portfolio Administrative Class**

PIMCO VIT Total Return Portfolio Administrative Class**

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA**

T. Rowe Price Equity Series, Inc. (T. Rowe Price):

T. Rowe Price Equity Income Portfolio

Wells Fargo Variable Trust (Wells Fargo Advantage VT):

Wells Fargo VT Discovery Fund Class 2**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

LLANY Separate Account S For Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners:

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Goldman Sachs VIT Global Markets Navigator Fund Service Class	Goldman Sachs VIT Global Trends Allocation Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
Wells Fargo Advantage VT Discovery Fund Class 2	Wells Fargo VT Discovery Fund Class 2

Also during 2015, the MFS VIT Core Equity Series Initial Class merged into the MFS VIT II Core Equity Portfolio Initial Class.

During 2016, the following funds became available as investment options for account contract owners:

American Funds Capital Income Builder Fund Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1
ClearBridge Variable Aggressive Growth Portfolio Class I	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Invesco V.I. Comstock Fund Series I	MFS VIT III Mid Cap Value Portfolio Initial Class
Ivy VIP Asset Strategy Portfolio	PIMCO VIT Real Return Portfolio Administrative Class
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	Putnam VT Absolute Return 500 Fund Class IA
JPMorgan Insurance Trust Income Builder Portfolio Class 1

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Mid-Cap Index Fund Standard Class	LVIP SSGA Mid-Cap Index Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class

Also during 2016, the LVIP AQR Enhanced Global Strategies Fund Standard Class ceased to be available as an investment option to Variable Account contract owners.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $36,494 and $28,820 for the years ended December 31, 2016 and 2015, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2016 and 2015, amounted to $147,082 and $110,654, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2016 and 2015, amounted to $12,564 and $12,315, respectively. The cost of insurance charges for the years ended December 31, 2016 and 2015, amounted to $578,517 and $485,831, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2016 and 2015, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2016		0.20%	0.20%	$10.15	$10.15	8,257	$83,842	-0.82%	-0.82%	0.00%
	2015	12/7/15	0.20%	0.20%	10.24	10.24	12,019	123,053	-2.36%	-2.36%	0.00%
	2014		0.40%	0.40%	16.58	16.58	3,835	63,583	4.64%	4.64%	0.00%
	2013		0.40%	0.40%	15.84	15.84	2,392	37,898	22.77%	22.77%	0.33%
	2012		0.40%	0.40%	12.91	12.91	997	12,865	13.06%	13.06%	0.00%
AB VPS Growth and Income Portfolio Class A
	2016		0.20%	0.20%	11.95	11.95	10,618	126,903	11.08%	11.08%	1.14%
	2015	1/20/15	0.20%	0.20%	10.76	10.76	2,610	28,085	3.11%	3.11%	1.43%
	2014		0.40%	0.40%	20.60	20.60	1,355	27,911	9.10%	9.10%	1.23%
	2013		0.40%	0.40%	18.88	18.88	2,145	40,499	34.42%	34.42%	1.22%
	2012		0.40%	0.40%	14.05	14.05	579	8,135	17.06%	17.06%	1.59%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS International Value Portfolio Class A
	2016		0.20%	0.20%	$9.12	$9.12	4,209	$38,378	-0.70%	-0.70%	1.22%
	2015	12/7/15	0.20%	0.20%	9.18	9.18	4,225	38,792	-1.60%	-1.60%	3.70%
	2014		0.40%	0.40%	8.62	8.62	2,254	19,427	-6.58%	-6.58%	4.20%
	2013		0.40%	0.40%	9.23	9.23	526	4,854	22.50%	22.50%	6.50%
	2012		0.40%	0.40%	7.53	7.53	235	1,770	14.04%	14.04%	0.69%
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		0.00%	0.20%	12.11	26.89	10,769	192,611	24.84%	25.09%	0.80%
	2015		0.00%	0.20%	21.50	21.50	17,659	351,844	-5.49%	-5.49%	0.86%
	2014		0.00%	0.40%	22.74	26.26	21,521	492,709	8.76%	9.20%	0.74%
	2013		0.00%	0.40%	20.83	24.14	22,386	472,721	37.51%	38.06%	0.67%
	2012		0.00%	0.40%	15.09	17.56	18,515	283,877	18.27%	18.75%	0.58%
American Century VP Income & Growth Fund Class I
	2016		0.20%	0.20%	11.29	11.29	2,736	30,892	13.26%	13.26%	2.07%
	2015	12/7/15	0.20%	0.20%	9.97	9.97	2,741	27,332	-1.46%	-1.46%	2.21%
	2014		0.40%	0.40%	20.84	20.84	1,158	24,135	12.06%	12.06%	1.80%
	2013		0.40%	0.40%	18.60	18.60	1,974	36,714	35.28%	35.28%	2.19%
	2012		0.40%	0.40%	13.75	13.75	1,154	15,871	14.29%	14.29%	1.67%
American Century VP Inflation Protection Fund Class II
	2016		0.20%	0.20%	10.03	10.03	4,573	45,876	4.18%	4.18%	1.63%
	2015	12/7/15	0.20%	0.20%	9.63	9.63	4,587	44,173	-0.71%	-0.71%	1.89%
	2014		0.40%	0.40%	14.53	14.53	3,124	45,408	2.89%	2.89%	1.35%
	2013		0.40%	0.40%	14.12	14.58	10,178	146,982	-8.85%	-8.85%	1.64%
	2012		0.40%	0.40%	15.50	16.00	9,148	144,761	6.96%	6.96%	2.44%
American Century VP International Fund Class I
	2016		0.20%	0.20%	8.84	8.84	2,956	26,121	-5.69%	-5.69%	1.04%
	2015	12/7/15	0.20%	0.20%	9.37	9.37	1,768	16,563	-1.68%	-1.68%	0.44%
	2014		0.40%	0.40%	18.89	18.89	1,342	25,365	-5.88%	-5.88%	1.63%
	2013		0.40%	0.40%	20.07	20.07	875	17,566	21.92%	21.92%	2.10%
	2012		0.40%	0.40%	16.46	16.46	793	13,067	20.68%	20.68%	0.88%
American Funds Global Growth Fund Class 2
	2016		0.00%	0.20%	10.86	22.83	7,625	109,252	0.42%	0.62%	0.84%
	2015		0.00%	0.20%	22.69	22.69	5,900	82,262	6.94%	6.94%	1.13%
	2014		0.00%	0.40%	24.58	24.58	1,870	45,467	1.90%	1.90%	0.63%
	2013		0.40%	0.40%	24.12	24.94	10,217	253,483	28.66%	28.66%	1.22%
	2012		0.40%	0.40%	18.74	19.38	11,149	215,523	22.07%	22.07%	0.87%
American Funds Global Small Capitalization Fund Class 2
	2016		0.00%	0.20%	9.94	19.13	10,080	176,488	1.89%	2.10%	0.25%
	2015		0.00%	0.20%	18.73	18.73	9,100	154,015	0.27%	0.27%	0.00%
	2014		0.00%	0.40%	18.68	24.73	6,543	127,069	1.72%	2.12%	0.09%
	2013		0.00%	0.40%	18.30	24.31	9,337	176,801	27.77%	28.28%	0.77%
	2012		0.00%	0.40%	14.26	19.03	8,297	124,080	17.71%	18.18%	1.39%
American Funds Growth Fund Class 2
	2016		0.00%	0.20%	12.18	22.72	11,199	182,294	9.27%	9.49%	0.66%
	2015		0.00%	0.20%	18.26	20.75	18,429	242,340	6.64%	6.86%	0.62%
	2014		0.00%	0.40%	19.42	22.82	10,139	208,706	8.08%	8.51%	0.55%
	2013		0.00%	0.40%	17.90	24.17	13,706	306,486	29.58%	30.10%	0.96%
	2012		0.00%	0.40%	13.76	18.66	11,761	209,077	17.42%	17.89%	0.58%
American Funds Growth-Income Fund Class 2
	2016		0.00%	0.20%	11.78	21.74	42,200	508,613	11.30%	11.52%	1.38%
	2015		0.00%	0.20%	19.50	19.50	42,036	454,214	1.45%	1.45%	1.31%
	2014		0.00%	0.40%	19.22	20.82	21,925	454,717	10.19%	10.63%	1.32%
	2013		0.00%	0.40%	18.89	18.89	21,341	402,495	32.97%	32.97%	1.39%
	2012		0.40%	0.40%	14.21	14.21	21,097	299,783	17.01%	17.01%	1.65%
American Funds High-Income Bond Fund Class 2
	2016		0.00%	0.20%	10.51	18.63	11,250	124,166	17.46%	17.69%	6.02%
	2015		0.00%	0.20%	15.83	15.83	8,163	80,223	-7.30%	-7.30%	5.90%
	2014		0.00%	0.40%	17.08	17.82	4,595	81,459	0.23%	0.63%	5.75%
	2013		0.00%	0.40%	17.78	17.78	4,311	76,397	6.18%	6.18%	7.32%
	2012		0.40%	0.40%	16.75	16.75	2,284	38,247	13.25%	13.25%	8.01%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund Class 2
	2016		0.00%	0.35%	$9.25	$16.40	46,542	$577,297	3.17%	3.53%	1.09%
	2015		0.00%	0.35%	13.52	15.84	61,010	781,621	-4.86%	-4.53%	1.49%
	2014		0.00%	0.40%	14.21	20.39	43,194	749,330	-3.04%	-2.65%	1.10%
	2013		0.00%	0.40%	17.05	26.00	41,547	804,029	21.15%	21.63%	1.41%
	2012		0.00%	0.70%	14.01	21.46	36,926	619,879	17.08%	17.91%	1.43%
American Funds U.S. Government/AAA-Rated Securities Fund Class 2
	2016		0.20%	0.35%	10.40	10.54	38,413	400,550	0.83%	0.98%	1.42%
	2015		0.20%	0.35%	10.46	10.46	26,748	276,590	1.23%	1.23%	1.45%
	2014		0.35%	0.40%	10.33	14.41	21,060	276,067	4.60%	4.65%	1.08%
	2013		0.35%	0.40%	13.78	13.78	21,536	269,942	-3.46%	-3.46%	0.67%
	2012		0.40%	0.70%	14.27	15.33	20,872	303,173	1.19%	1.50%	1.02%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.00%	0.20%	13.43	16.61	2,849	38,371	3.91%	4.12%	1.21%
	2015		0.00%	0.20%	12.92	15.96	2,699	35,067	-0.91%	-0.71%	1.10%
	2014		0.00%	0.20%	16.07	16.07	2,873	38,526	2.11%	2.11%	1.50%
	2013		0.00%	0.40%	15.43	15.74	3,823	59,149	14.26%	14.76%	1.25%
	2012		0.00%	0.40%	13.51	13.72	3,294	44,564	9.81%	10.28%	1.60%
Delaware VIP Diversified Income Series Standard Class
	2016		0.00%	0.20%	10.27	18.30	23,822	423,287	3.31%	3.52%	4.02%
	2015	3/12/15	0.00%	0.20%	9.94	17.67	33,915	591,005	-2.17%	-0.69%	4.36%
	2014		0.40%	0.40%	18.47	18.47	5	92	4.90%	4.90%	2.17%
	2013		0.40%	0.40%	17.61	17.61	5	90	-1.65%	-1.65%	0.40%
	2012		0.40%	0.40%	17.90	17.90	252	4,505	6.75%	6.75%	3.15%
Delaware VIP Emerging Markets Series Standard Class
	2016		0.00%	0.20%	8.52	17.21	28,015	246,840	13.71%	13.93%	0.98%
	2015		0.00%	0.20%	9.99	15.10	28,136	217,588	-14.68%	-14.53%	0.86%
	2014		0.00%	0.40%	17.67	26.23	11,207	257,106	-8.43%	-8.06%	0.68%
	2013		0.00%	0.40%	19.22	31.33	13,865	408,159	9.70%	10.14%	1.70%
	2012		0.00%	0.40%	17.45	28.56	14,119	379,320	13.98%	14.44%	1.03%
Delaware VIP High Yield Series Standard Class
	2016		0.00%	0.20%	9.99	20.94	9,692	147,798	12.94%	13.16%	6.05%
	2015		0.00%	0.20%	18.51	18.51	8,977	117,547	-6.60%	-6.60%	6.14%
	2014		0.00%	0.40%	19.81	21.44	5,653	115,637	-0.68%	-0.29%	7.89%
	2013		0.00%	0.40%	19.87	30.55	11,699	308,188	8.78%	9.22%	7.56%
	2012		0.00%	0.40%	18.19	28.08	13,430	316,510	17.35%	17.82%	9.45%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.20%	0.20%	10.29	10.29	4,174	42,966	1.89%	1.89%	1.52%
	2015	3/16/15	0.20%	0.20%	10.10	10.10	182	1,840	-0.21%	-0.21%	1.34%
Delaware VIP REIT Series Standard Class
	2016		0.00%	0.20%	12.31	21.93	9,458	123,993	5.66%	5.87%	1.23%
	2015		0.00%	0.20%	20.72	20.72	5,710	73,093	3.75%	3.75%	1.58%
	2014		0.00%	0.40%	19.97	24.61	5,295	126,790	28.94%	29.46%	1.48%
	2013		0.00%	0.40%	19.08	31.34	4,371	122,483	1.73%	1.73%	1.50%
	2012		0.40%	0.40%	18.76	30.81	3,790	110,135	16.47%	16.48%	1.57%
Delaware VIP Small Cap Value Series Standard Class
	2016		0.00%	0.20%	12.40	26.46	41,533	537,952	31.14%	31.40%	0.88%
	2015		0.00%	0.20%	15.88	20.14	39,521	390,713	-6.41%	-6.22%	0.71%
	2014		0.00%	0.40%	21.47	26.40	17,097	426,114	5.44%	5.86%	0.54%
	2013		0.00%	0.40%	20.28	37.37	16,107	423,204	32.97%	33.51%	0.71%
	2012		0.00%	0.40%	15.19	28.10	15,408	303,717	13.45%	13.91%	0.57%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.00%	0.00%	28.87	28.87	392	11,331	8.29%	8.29%	0.21%
	2015		0.00%	0.00%	26.66	26.66	629	16,782	7.54%	7.54%	0.39%
	2014		0.00%	0.00%	24.79	24.79	961	23,817	3.15%	3.15%	0.07%
	2013	1/28/13	0.00%	0.00%	24.04	24.04	538	12,922	32.21%	32.21%	0.03%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP U.S. Growth Series Standard Class
	2016		0.20%	0.20%	$10.86	$10.86	18,543	$201,381	-5.35%	-5.35%	0.62%
	2015	12/7/15	0.20%	0.20%	11.47	11.47	18,164	208,419	-0.31%	-0.31%	0.61%
	2014		0.40%	0.40%	25.19	25.19	7,593	191,246	12.33%	12.33%	0.23%
	2013		0.40%	0.40%	22.42	22.42	4,420	99,115	34.22%	34.22%	0.32%
	2012		0.40%	0.40%	16.71	16.71	4,938	82,499	15.76%	15.76%	0.00%
Delaware VIP Value Series Standard Class
	2016		0.00%	0.20%	12.04	24.17	9,196	117,204	14.42%	14.65%	1.95%
	2015		0.00%	0.20%	21.09	21.09	6,061	72,873	-0.41%	-0.41%	1.86%
	2014		0.00%	0.40%	21.17	24.06	2,031	47,228	13.54%	13.99%	1.61%
	2013		0.00%	0.40%	21.19	21.19	2,663	55,949	33.16%	33.16%	1.48%
	2012		0.40%	0.40%	15.92	15.92	1,788	28,464	14.27%	14.27%	2.14%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		0.20%	0.35%	12.05	20.44	45,309	622,865	11.22%	11.39%	2.44%
	2015		0.00%	0.35%	18.23	20.11	62,277	1,033,229	0.78%	1.13%	1.64%
	2014		0.00%	0.40%	18.09	21.73	58,313	1,163,575	12.94%	13.39%	1.79%
	2013		0.00%	0.40%	17.54	20.05	49,182	874,494	31.40%	31.93%	2.01%
	2012		0.00%	0.70%	13.29	15.26	57,842	793,290	14.89%	15.70%	1.58%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		0.20%	0.35%	11.94	20.25	2,878	49,288	20.60%	20.80%	1.04%
	2015		0.00%	0.35%	16.79	18.94	7,154	93,198	-4.93%	-4.60%	0.69%
	2014		0.00%	0.40%	17.66	23.10	5,264	101,945	4.33%	4.74%	1.05%
	2013		0.00%	0.40%	18.95	22.14	10,661	206,495	38.08%	38.64%	2.06%
	2012		0.00%	0.70%	13.67	20.43	11,920	172,125	15.44%	16.25%	0.90%
Fidelity VIP Asset Manager Portfolio Service Class
	2016		0.20%	0.20%	10.27	10.27	39,789	408,651	2.80%	2.80%	1.32%
	2015	5/22/15	0.20%	0.20%	9.99	9.99	41,477	414,377	-5.09%	-5.09%	1.49%
	2014		0.40%	0.40%	18.38	18.38	22,514	413,720	5.26%	5.26%	1.46%
	2013		0.40%	0.40%	17.46	17.46	20,870	364,333	15.07%	15.07%	1.54%
	2012		0.40%	0.40%	15.17	15.17	19,193	291,193	11.98%	11.98%	1.46%
Fidelity VIP Contrafund Portfolio Service Class
	2016		0.00%	0.20%	11.49	22.68	54,673	648,290	7.70%	7.91%	0.68%
	2015		0.00%	0.20%	21.02	21.02	55,502	612,438	0.56%	0.56%	0.95%
	2014		0.00%	0.40%	20.90	24.99	23,851	589,054	11.37%	11.82%	0.76%
	2013		0.00%	0.40%	22.44	27.58	28,124	647,325	30.62%	30.62%	1.00%
	2012		0.40%	0.40%	17.18	17.18	28,410	506,325	15.84%	15.84%	1.19%
Fidelity VIP Equity-Income Portfolio Service Class
	2016		0.35%	0.35%	19.30	19.30	2,471	47,684	17.49%	17.49%	1.82%
	2015		0.35%	0.35%	16.42	16.42	2,511	41,251	-4.42%	-4.42%	2.73%
	2014		0.35%	0.35%	17.19	17.19	2,527	43,422	8.27%	8.27%	0.59%
	2013		0.35%	0.40%	20.43	20.43	13,023	254,317	27.50%	27.50%	2.33%
	2012		0.40%	0.70%	15.49	16.02	14,505	231,221	16.37%	16.72%	2.96%
Fidelity VIP Freedom 2020 Portfolio Service Class
	2016		0.00%	0.00%	11.97	11.97	1,770	21,184	6.04%	6.04%	3.12%
	2015	12/8/15	0.00%	0.00%	11.28	11.28	68	762	-0.60%	-0.60%	1.84%
Fidelity VIP Freedom 2030 Portfolio Service Class
	2016		0.00%	0.00%	12.41	12.41	2,843	35,283	6.52%	6.52%	1.69%
	2015		0.00%	0.00%	11.65	11.65	1,636	19,063	-0.34%	-0.34%	1.96%
	2014	12/3/14	0.00%	0.00%	11.69	11.69	865	10,116	-1.23%	-1.23%	1.46%
Fidelity VIP Freedom 2040 Portfolio Service Class
	2016		0.00%	0.00%	12.65	12.65	751	9,500	6.75%	6.75%	1.32%
	2015		0.00%	0.00%	11.85	11.85	643	7,626	-0.35%	-0.35%	1.56%
	2014	12/3/14	0.00%	0.00%	11.89	11.89	618	7,351	-1.31%	-1.31%	1.40%
Fidelity VIP Freedom 2050 Portfolio Service Class
	2016		0.00%	0.00%	12.70	12.70	669	8,503	6.75%	6.75%	2.31%
	2015		0.00%	0.00%	11.90	11.90	352	4,193	-0.38%	-0.38%	1.58%
	2014	12/3/14	0.00%	0.00%	11.94	11.94	346	4,135	-1.31%	-1.31%	1.38%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Freedom Income Portfolio Service Class
	2016		0.00%	0.00%	$11.03	$11.03	35,987	$397,013	4.32%	4.32%	1.28%
	2015	9/10/15	0.00%	0.00%	10.58	10.58	40,176	424,893	0.34%	0.34%	1.67%
Fidelity VIP Growth Portfolio Service Class
	2016		0.00%	0.00%	21.97	21.97	4,922	108,135	0.71%	0.71%	0.00%
	2015		0.00%	0.00%	21.81	21.81	4,247	92,646	7.05%	7.05%	0.17%
	2014		0.00%	0.00%	20.38	20.38	3,064	62,434	11.19%	11.19%	0.05%
	2013	1/28/13	0.00%	0.00%	18.33	18.33	1,083	19,852	31.11%	31.11%	0.23%
Fidelity VIP Mid Cap Portfolio Service Class
	2016		0.00%	0.20%	11.28	24.27	13,867	200,004	11.89%	12.11%	0.40%
	2015		0.00%	0.20%	16.44	21.65	14,343	179,570	-1.70%	-1.50%	0.41%
	2014		0.00%	0.40%	21.98	24.69	8,437	183,627	5.77%	6.20%	0.13%
	2013		0.00%	0.40%	20.70	23.34	9,094	209,226	35.52%	36.06%	0.44%
	2012		0.00%	0.40%	15.21	17.22	7,350	126,242	14.29%	14.75%	0.44%
Fidelity VIP Overseas Portfolio Service Class
	2016		0.00%	0.20%	9.10	14.33	17,391	242,603	-5.31%	-5.12%	1.28%
	2015		0.00%	0.20%	15.11	15.11	18,688	275,276	3.49%	3.49%	1.38%
	2014		0.00%	0.40%	17.42	17.42	8,461	123,840	-8.51%	-8.51%	1.18%
	2013		0.40%	0.40%	19.04	19.04	1,317	25,074	29.85%	29.85%	1.30%
	2012		0.40%	0.40%	14.66	14.66	1,321	19,376	20.06%	20.06%	1.91%
Franklin Mutual Shares VIP Fund Class 1
	2016		0.00%	0.20%	18.27	18.36	2,627	48,244	16.12%	16.35%	2.15%
	2015		0.00%	0.20%	15.71	15.81	2,530	40,011	-4.88%	-4.71%	3.20%
	2014		0.00%	0.20%	16.48	16.48	2,781	46,174	7.38%	7.38%	2.53%
	2013		0.00%	0.40%	14.88	15.35	4,612	68,814	28.01%	28.53%	2.45%
	2012		0.00%	0.40%	11.62	11.94	4,060	47,287	14.12%	14.61%	2.85%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2016		0.20%	0.20%	10.56	10.56	504	5,320	4.19%	4.19%	0.00%
	2015	1/20/15	0.20%	0.20%	10.13	10.13	537	5,446	0.12%	0.12%	0.00%
	2014		0.40%	0.40%	23.42	23.42	253	5,926	7.36%	7.36%	0.00%
	2013		0.40%	0.40%	21.81	21.81	266	5,796	37.98%	37.98%	0.00%
	2012		0.40%	0.40%	15.81	15.81	277	4,382	10.66%	10.66%	0.00%
Franklin U.S. Government Securities VIP Fund Class 1
	2016		0.20%	0.20%	10.25	10.25	19,114	195,963	0.70%	0.70%	2.48%
	2015	5/22/15	0.20%	0.20%	10.18	10.18	19,361	197,125	0.05%	0.05%	2.68%
	2014		0.40%	0.40%	13.20	13.20	15,046	198,624	3.22%	3.22%	2.84%
	2013		0.40%	0.40%	12.79	12.79	15,205	194,455	-2.39%	-2.39%	2.93%
	2012		0.40%	0.40%	13.10	13.10	15,378	201,468	1.71%	1.71%	2.79%
Goldman Sachs VIT Global Trends Allocation Fund Service Shares
	2016		0.20%	0.20%	10.16	10.16	168,045	1,707,376	4.13%	4.13%	0.32%
	2015		0.20%	0.20%	9.76	9.76	130,127	1,269,697	-6.00%	-6.00%	0.09%
	2014	12/5/14	0.20%	0.20%	10.38	10.38	118,288	1,227,909	-0.74%	-0.74%	0.04%
Janus Aspen Balanced Portfolio Service Shares
	2016		0.35%	0.35%	15.64	15.64	30,113	471,091	3.96%	3.96%	1.79%
	2015		0.35%	0.35%	15.05	15.05	30,531	459,443	0.06%	0.06%	1.38%
	2014		0.35%	0.35%	15.04	15.04	30,913	464,905	7.86%	7.86%	1.53%
	2013		0.35%	0.35%	13.94	13.94	31,279	436,129	19.38%	19.38%	1.34%
	2012		0.70%	0.70%	18.64	18.64	19,828	369,658	12.58%	12.58%	2.56%
Janus Aspen Flexible Bond Portfolio Service Shares
	2016		0.20%	0.20%	10.27	10.27	144	1,481	1.98%	1.98%	2.20%
	2015	1/20/15	0.20%	0.20%	10.07	10.07	154	1,548	-1.49%	-1.49%	1.99%
	2014		0.40%	0.40%	17.15	17.15	96	1,645	4.24%	4.24%	3.00%
	2013		0.40%	0.40%	16.45	16.45	101	1,657	-0.75%	-0.75%	2.07%
	2012		0.40%	0.40%	16.58	16.58	105	1,742	7.63%	7.63%	3.01%
LVIP Baron Growth Opportunities Fund Standard Class
	2016		0.20%	0.20%	10.67	10.67	3,942	42,040	5.62%	5.62%	0.70%
	2015	12/7/15	0.20%	0.20%	10.10	10.10	4,020	40,594	-1.90%	-1.90%	0.00%
	2014		0.40%	0.40%	25.99	25.99	1,379	35,853	4.70%	4.70%	0.38%
	2013		0.40%	0.40%	24.82	24.82	2,013	49,975	39.85%	39.85%	0.50%
	2012		0.40%	0.40%	17.75	17.75	1,264	22,435	18.06%	18.06%	1.50%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.00%	0.20%	$10.60	$23.63	3,178	$37,671	5.36%	5.57%	0.11%
	2015		0.00%	0.20%	22.38	22.38	12,512	241,612	-4.77%	-4.77%	0.00%
	2014		0.00%	0.40%	23.50	27.56	11,702	278,051	4.43%	4.85%	0.13%
	2013		0.00%	0.40%	22.41	26.39	12,571	283,637	39.50%	40.06%	0.46%
	2012		0.00%	0.40%	16.00	18.92	10,388	168,157	17.77%	18.24%	1.18%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.20%	0.20%	10.76	10.76	28,812	310,082	11.74%	11.74%	1.81%
	2015	5/22/15	0.20%	0.20%	9.63	9.63	28,368	273,226	-4.32%	-4.32%	1.75%
	2014		0.40%	0.40%	15.20	15.20	19,257	292,757	3.08%	3.08%	1.49%
	2013		0.40%	0.40%	14.75	14.75	18,038	266,034	17.74%	17.74%	1.52%
	2012		0.40%	0.40%	12.53	12.53	17,902	224,250	16.52%	16.52%	0.67%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.00%	0.20%	10.42	10.42	3,127	33,121	-1.52%	-1.52%	0.54%
	2015	12/7/15	0.20%	0.20%	10.58	10.58	142	1,498	-1.18%	-1.18%	0.00%
	2014		0.40%	0.40%	18.85	18.85	82	1,540	4.87%	4.87%	0.00%
	2013		0.40%	0.40%	17.97	17.97	84	1,509	25.05%	25.05%	0.00%
	2012		0.40%	0.40%	14.37	14.37	225	3,240	15.94%	15.94%	0.00%
LVIP Delaware Bond Fund Standard Class
	2016		0.00%	0.40%	10.47	20.46	86,300	1,178,347	2.31%	2.72%	2.71%
	2015		0.00%	0.40%	11.01	20.00	75,786	1,044,318	-0.02%	0.39%	2.67%
	2014		0.00%	0.40%	11.01	16.49	69,426	937,162	5.60%	5.97%	2.77%
	2013		0.00%	0.35%	15.56	15.56	50,124	580,209	-2.31%	-2.31%	1.21%
	2012		0.00%	0.70%	15.92	19.47	56,333	997,939	5.86%	6.61%	1.83%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		0.20%	0.20%	10.35	10.35	5,510	57,051	5.41%	5.41%	1.47%
	2015	12/7/15	0.20%	0.20%	9.82	9.82	9,430	92,621	-1.10%	-1.10%	1.77%
	2014		0.40%	0.40%	19.38	19.38	4,558	88,327	3.93%	3.93%	2.70%
	2013		0.40%	0.40%	18.65	18.65	2,740	51,099	19.76%	19.76%	1.66%
	2012		0.40%	0.40%	15.57	15.57	2,319	36,111	12.84%	12.84%	1.82%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.00%	0.20%	11.43	21.83	1,173	18,491	6.43%	6.64%	1.46%
	2015		0.00%	0.20%	20.47	20.47	1,131	16,288	-0.66%	-0.66%	1.24%
	2014		0.00%	0.40%	20.60	24.04	473	10,128	14.71%	15.20%	1.41%
	2013		0.00%	0.40%	20.96	20.96	143	2,885	35.13%	35.13%	1.23%
	2012		0.40%	0.40%	15.51	15.51	101	1,562	14.68%	14.68%	0.80%
LVIP Delaware Special Opportunities Fund Standard Class
	2016		0.00%	0.00%	18.91	18.91	657	12,421	20.40%	20.40%	1.60%
	2015		0.00%	0.00%	15.71	15.71	961	15,097	0.26%	0.26%	1.18%
	2014		0.00%	0.00%	15.67	15.67	1,020	15,983	7.63%	7.63%	1.42%
	2013	1/28/13	0.00%	0.00%	14.55	14.55	516	7,509	25.70%	25.70%	1.21%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.20%	0.20%	11.98	11.98	14,344	171,837	14.18%	14.18%	1.63%
	2015		0.20%	0.20%	10.49	10.49	9,080	95,264	-2.20%	-2.20%	1.66%
	2014		0.40%	0.40%	19.76	19.76	4,934	97,518	12.73%	12.73%	1.10%
	2013		0.40%	0.40%	17.52	17.53	11,033	193,376	32.73%	32.73%	1.74%
	2012		0.40%	0.40%	13.21	13.21	11,895	157,060	14.86%	14.86%	1.19%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016	7/12/16	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.03%
	2015	7/13/15	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.12%
	2013		0.40%	0.40%	11.54	11.54	9,178	105,964	19.45%	19.45%	1.30%
	2012		0.40%	0.40%	9.67	9.67	10,316	99,707	20.73%	20.73%	1.89%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.20%	0.20%	10.39	10.39	2,147	22,304	4.81%	4.81%	1.15%
	2015	12/7/15	0.20%	0.20%	9.91	9.91	5,651	56,014	-1.11%	-1.11%	2.76%
	2014	7/1/14	0.40%	0.40%	17.84	17.84	143	2,548	0.17%	0.17%	2.01%
	2012		0.40%	0.40%	15.50	15.50	512	7,935	9.33%	9.33%	4.81%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.20%	0.20%	$9.99	$9.99	1,984	$19,825	4.54%	4.54%	1.75%
	2015	12/7/15	0.20%	0.20%	9.56	9.56	3,406	32,558	-1.21%	-1.21%	1.95%
	2014		0.40%	0.40%	16.60	16.60	2,245	37,268	3.05%	3.05%	2.06%
	2013		0.40%	0.40%	16.11	16.11	2,156	34,733	13.09%	13.09%	2.05%
	2012		0.40%	0.40%	14.24	14.24	1,174	16,725	8.71%	8.71%	2.62%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.20%	0.20%	10.03	10.03	13,729	137,648	4.13%	4.13%	1.73%
	2015	12/7/15	0.20%	0.20%	9.63	9.63	13,773	132,604	-1.18%	-1.18%	2.00%
	2014		0.40%	0.40%	17.39	17.39	7,915	137,658	3.73%	3.73%	1.97%
	2013		0.40%	0.40%	16.77	16.77	7,918	132,753	11.41%	11.41%	1.76%
	2012		0.40%	0.40%	15.05	15.05	7,897	118,841	9.15%	9.15%	3.32%
LVIP Government Money Market Fund Standard Class
	2016		0.00%	0.20%	9.96	11.41	588,153	6,453,445	-0.17%	0.03%	0.03%
	2015		0.00%	0.20%	11.41	11.41	439,484	4,708,047	0.02%	0.02%	0.02%
	2014		0.00%	0.40%	11.20	11.41	422,229	4,767,738	-0.37%	0.03%	0.03%
	2013		0.00%	0.40%	11.24	11.45	408,420	4,613,115	-0.37%	0.02%	0.02%
	2012		0.00%	0.40%	11.28	11.49	519,736	5,874,298	-0.37%	0.03%	0.03%
LVIP JPMorgan High Yield Fund Standard Class
	2016		0.00%	0.00%	15.40	15.40	31,626	486,900	13.26%	13.26%	8.01%
	2015		0.00%	0.00%	13.59	13.59	16,504	224,330	-3.94%	-3.94%	5.96%
	2014	4/8/14	0.00%	0.00%	14.15	14.15	664	9,395	-0.12%	-0.12%	0.47%
LVIP MFS Value Fund Standard Class
	2016		0.00%	0.00%	17.78	17.78	32,904	584,949	14.06%	14.06%	2.00%
	2015		0.00%	0.00%	15.59	15.59	28,493	444,087	-0.54%	-0.54%	1.85%
	2014		0.00%	0.00%	15.67	15.67	36,310	568,992	10.51%	10.51%	3.04%
	2013		0.00%	0.00%	14.18	14.18	18,471	261,928	35.96%	35.96%	1.85%
	2012	11/1/12	0.00%	0.00%	10.43	10.43	16,069	167,602	0.73%	0.73%	1.20%
LVIP Mondrian International Value Fund Standard Class
	2016		0.20%	0.20%	8.93	8.93	30,409	271,623	3.80%	3.80%	2.79%
	2015	5/22/15	0.20%	0.20%	8.61	8.61	30,473	262,220	-13.45%	-13.45%	2.94%
	2014		0.40%	0.40%	17.87	17.87	15,467	276,334	-2.93%	-2.93%	4.03%
	2013		0.40%	0.40%	18.41	18.41	14,343	263,984	21.35%	21.35%	2.55%
	2012		0.40%	0.40%	15.17	15.17	14,504	219,970	9.18%	9.18%	2.95%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.20%	0.20%	9.81	9.81	214	2,095	5.42%	5.42%	1.82%
	2015	12/7/15	0.20%	0.20%	9.31	9.31	219	2,041	-1.45%	-1.45%	3.01%
	2014	2/10/14	0.40%	0.40%	15.25	15.25	147	2,249	3.40%	3.40%	2.49%
	2012	4/4/12	0.40%	0.40%	13.46	13.46	582	7,841	4.28%	4.28%	3.12%
LVIP SSGA International Index Fund Standard Class
	2016	8/30/16	0.00%	0.00%	9.59	9.59	28,769	275,847	-0.12%	-0.12%	2.50%
LVIP SSGA Mid-Cap Index Fund Standard Class
	2016	8/30/16	0.00%	0.00%	11.89	11.89	57,485	683,395	6.25%	6.25%	1.13%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.00%	0.00%	21.20	21.20	54,488	1,155,287	11.76%	11.76%	3.31%
	2015		0.00%	0.00%	18.97	18.97	15,849	300,697	1.17%	1.17%	1.70%
	2014		0.00%	0.00%	18.75	18.75	11,636	218,201	13.43%	13.43%	1.40%
	2013		0.00%	0.40%	16.52	16.53	8,615	142,346	31.47%	32.00%	1.45%
	2012		0.00%	0.40%	12.52	12.57	8,049	101,130	15.19%	15.65%	0.93%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.00%	0.00%	17.84	17.84	3,891	69,402	20.68%	20.68%	2.26%
	2015		0.00%	0.00%	14.78	14.78	679	10,032	-4.71%	-4.71%	0.78%
	2014		0.00%	0.00%	15.51	15.51	285	4,415	4.68%	4.68%	0.04%
	2013		0.40%	0.40%	14.43	14.43	7,415	107,001	37.36%	37.36%	0.72%
	2012		0.40%	0.40%	10.51	10.51	9,602	100,880	15.43%	15.43%	0.68%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016		0.00%	0.00%	$19.25	$19.25	21,226	$408,601	1.39%	1.39%	0.10%
	2015		0.00%	0.00%	18.99	18.99	18,999	360,693	10.73%	10.73%	0.00%
	2014		0.00%	0.00%	17.15	17.15	16,233	278,328	8.71%	8.71%	0.00%
	2013		0.00%	0.00%	15.77	15.77	23,907	377,042	39.05%	39.05%	0.00%
	2012	11/1/12	0.00%	0.00%	11.34	11.34	20,082	227,779	1.76%	1.76%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.00%	0.20%	11.85	25.97	14,144	308,794	7.34%	7.56%	0.28%
	2015		0.00%	0.20%	24.14	24.14	16,495	310,346	2.10%	2.10%	0.15%
	2014		0.00%	0.40%	27.02	27.02	5,683	137,774	11.14%	11.14%	0.37%
	2013		0.40%	0.40%	24.31	24.31	432	10,497	34.26%	34.26%	0.00%
	2012		0.40%	0.40%	18.11	18.11	1,184	21,428	15.84%	15.84%	0.00%
MFS VIT Growth Series Initial Class
	2016		0.00%	0.00%	19.30	19.30	9,038	174,449	2.44%	2.44%	0.05%
	2015		0.00%	0.00%	18.84	18.84	1,076	20,280	7.56%	7.56%	0.20%
	2014	4/8/14	0.00%	0.00%	17.52	17.52	158	2,765	11.40%	11.40%	0.03%
MFS VIT Total Return Series Initial Class
	2016		0.00%	0.20%	11.20	18.77	80,434	1,017,397	8.88%	9.09%	2.72%
	2015		0.00%	0.20%	17.21	17.21	71,307	828,825	-0.37%	-0.37%	2.68%
	2014		0.00%	0.40%	17.27	18.61	43,527	795,022	8.07%	8.50%	1.92%
	2013		0.00%	0.40%	15.92	17.22	40,162	681,035	18.57%	19.05%	1.83%
	2012		0.00%	0.40%	13.37	14.52	37,802	541,322	10.81%	11.26%	2.78%
MFS VIT Utilities Series Initial Class
	2016		0.20%	0.20%	9.36	9.36	5,377	50,317	11.25%	11.25%	4.18%
	2015	12/7/15	0.20%	0.20%	8.41	8.41	5,391	45,350	3.76%	3.76%	5.06%
	2014		0.40%	0.40%	35.73	35.73	1,162	41,527	12.28%	12.28%	2.01%
	2013		0.40%	0.40%	31.83	34.77	3,042	105,758	20.04%	20.05%	2.24%
	2012		0.40%	0.40%	26.51	28.97	3,605	103,987	13.03%	13.03%	5.59%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2016		0.20%	0.35%	11.28	17.04	9,817	123,133	4.03%	4.19%	0.00%
	2015		0.20%	0.35%	16.38	16.38	16,935	195,470	0.92%	0.92%	0.00%
	2014		0.35%	0.40%	16.23	27.36	5,889	136,508	7.15%	7.21%	0.00%
	2013		0.35%	0.40%	25.53	25.53	5,695	121,971	32.08%	32.08%	0.00%
	2012		0.40%	0.70%	18.59	19.33	5,338	102,076	11.63%	11.97%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		0.20%	0.35%	11.18	19.77	8,303	108,106	15.76%	15.94%	0.68%
	2015		0.20%	0.35%	17.08	17.08	4,326	55,159	-8.66%	-8.66%	0.64%
	2014		0.35%	0.40%	18.69	23.87	4,017	86,473	13.38%	13.44%	1.05%
	2013		0.35%	0.40%	21.05	21.05	3,772	70,927	36.50%	36.50%	1.44%
	2012		0.40%	0.70%	15.42	21.00	1,459	28,957	14.72%	15.03%	0.67%
T. Rowe Price Equity Income Portfolio
	2016		0.00%	0.00%	19.23	19.23	1,065	20,478	19.17%	19.17%	2.10%
	2015		0.00%	0.00%	16.14	16.14	1,107	17,869	-6.85%	-6.85%	2.19%
	2014	4/9/14	0.00%	0.00%	17.32	17.32	196	3,401	5.51%	5.51%	1.04%
Templeton Global Bond VIP Fund Class 1
	2016		0.20%	0.20%	9.76	9.76	9,245	90,211	3.00%	3.00%	0.00%
	2015	12/7/15	0.20%	0.20%	9.47	9.47	7,016	66,470	-1.28%	-1.28%	7.78%
	2014		0.40%	0.40%	20.94	20.94	3,109	65,102	1.71%	1.71%	6.18%
	2013		0.40%	0.40%	20.58	20.59	7,090	145,939	1.48%	1.48%	4.82%
	2012		0.40%	0.40%	20.28	20.28	6,954	141,041	14.85%	14.85%	6.53%
Templeton Growth VIP Fund Class 1
	2016		0.20%	0.35%	9.49	16.43	30,179	301,625	9.52%	9.68%	2.11%
	2015		0.20%	0.35%	15.00	15.00	30,544	278,446	-6.56%	-6.56%	2.76%
	2014		0.35%	0.40%	16.06	17.52	18,524	321,274	-2.92%	-2.87%	1.62%
	2013		0.35%	0.40%	18.05	18.05	16,805	299,817	30.52%	30.52%	2.90%
	2012		0.40%	0.70%	13.83	15.79	15,658	220,464	20.55%	20.91%	2.29%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$17,842	$53,317
AB VPS Growth and Income Portfolio Class A	99,574	3,301
AB VPS International Value Portfolio Class A	1,796	1,492
AB VPS Small/Mid Cap Value Portfolio Class A	131,274	334,914
American Century VP Income & Growth Fund Class I	12,071	11,573
American Century VP Inflation Protection Fund Class II	14,299	13,359
American Century VP International Fund Class I	11,719	904
American Funds Global Growth Fund Class 2	89,461	55,318
American Funds Global Small Capitalization Fund Class 2	53,808	5,644
American Funds Growth Fund Class 2	43,341	98,101
American Funds Growth-Income Fund Class 2	68,665	7,863
American Funds High-Income Bond Fund Class 2	42,132	8,899
American Funds International Fund Class 2	261,382	419,633
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	154,573	19,310
BlackRock Global Allocation V.I. Fund Class I	6,114	3,908
Delaware VIP Diversified Income Series Standard Class	480,578	656,920
Delaware VIP Emerging Markets Series Standard Class	34,621	29,214
Delaware VIP High Yield Series Standard Class	46,049	23,093
Delaware VIP Limited-Term Diversified Income Series Standard Class	42,311	1,147
Delaware VIP REIT Series Standard Class	78,748	23,229
Delaware VIP Small Cap Value Series Standard Class	81,890	17,646
Delaware VIP Smid Cap Growth Series Standard Class	1,567	6,254
Delaware VIP U.S. Growth Series Standard Class	89,602	26,890
Delaware VIP Value Series Standard Class	64,132	22,378
Deutsche Equity 500 Index VIP Portfolio Class A	346,891	747,941
Deutsche Small Cap Index VIP Portfolio Class A	14,539	60,800
Fidelity VIP Asset Manager Portfolio Service Class	24,432	18,766
Fidelity VIP Contrafund Portfolio Service Class	58,772	18,186
Fidelity VIP Equity-Income Portfolio Service Class	26,921	24,660

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity VIP Freedom 2020 Portfolio Service Class	$21,110	$401
Fidelity VIP Freedom 2030 Portfolio Service Class	16,220	365
Fidelity VIP Freedom 2040 Portfolio Service Class	2,072	349
Fidelity VIP Freedom 2050 Portfolio Service Class	6,650	2,009
Fidelity VIP Freedom Income Portfolio Service Class	9,723	42,874
Fidelity VIP Growth Portfolio Service Class	53,117	31,910
Fidelity VIP Mid Cap Portfolio Service Class	32,225	21,384
Fidelity VIP Overseas Portfolio Service Class	117,164	126,005
Franklin Mutual Shares VIP Fund Class 1	10,347	4,231
Franklin Small-Mid Cap Growth VIP Fund Class 1	571	350
Franklin U.S. Government Securities VIP Fund Class 1	5,363	2,954
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	691,626	312,937
Janus Aspen Balanced Portfolio Service Shares	15,141	7,847
Janus Aspen Flexible Bond Portfolio Service Shares	37	102
LVIP Baron Growth Opportunities Fund Standard Class	4,070	1,788
LVIP Baron Growth Opportunities Fund Service Class	16,208	236,985
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	14,022	4,834
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	31,609	1,185
LVIP Delaware Bond Fund Standard Class	334,672	178,192
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	6,609	38,359
LVIP Delaware Social Awareness Fund Standard Class	4,239	726
LVIP Delaware Special Opportunities Fund Standard Class	1,807	4,660
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	134,088	16,790
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	11,608	11,888
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	17,177	53,270
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,283	14,164
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	8,821	5,445
LVIP Government Money Market Fund Standard Class	4,547,892	2,802,487
LVIP JPMorgan High Yield Fund Standard Class	508,602	246,780
LVIP MFS Value Fund Standard Class	233,527	121,163
LVIP Mondrian International Value Fund Standard Class	20,692	4,409
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	141	158
LVIP SSGA International Index Fund Standard Class	285,890	1,391
LVIP SSGA Mid-Cap Index Fund Standard Class	656,147	3,261
LVIP SSGA S&P 500 Index Fund Standard Class	987,337	152,795
LVIP SSGA Small-Cap Index Fund Standard Class	68,697	14,978
LVIP T. Rowe Price Growth Stock Fund Standard Class	69,892	20,547
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	173,108	167,127
MFS VIT Growth Series Initial Class	205,734	48,881
MFS VIT Total Return Series Initial Class	218,253	49,882
MFS VIT Utilities Series Initial Class	23,241	18,806
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	10,523	77,399
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	62,517	15,667
T. Rowe Price Equity Income Portfolio	15,143	13,496
Templeton Global Bond VIP Fund Class 1	48,466	27,553
Templeton Growth VIP Fund Class 1	25,937	12,857

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	3,761	$22.29	$83,843	$85,474
AB VPS Growth and Income Portfolio Class A	4,066	31.21	126,904	124,627
AB VPS International Value Portfolio Class A	2,890	13.28	38,378	40,510
AB VPS Small/Mid Cap Value Portfolio Class A	9,493	20.29	192,612	173,878
American Century VP Income & Growth Fund Class I	3,315	9.32	30,892	29,009
American Century VP Inflation Protection Fund Class II	4,538	10.11	45,877	45,451
American Century VP International Fund Class I	2,788	9.37	26,121	27,606

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Global Growth Fund Class 2	4,581	$23.85	$109,253	$117,873
American Funds Global Small Capitalization Fund Class 2	8,950	19.72	176,488	197,823
American Funds Growth Fund Class 2	2,724	66.92	182,295	187,727
American Funds Growth-Income Fund Class 2	11,559	44.00	508,618	599,662
American Funds High-Income Bond Fund Class 2	12,367	10.04	124,167	120,474
American Funds International Fund Class 2	34,445	16.76	577,301	681,742
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	33,575	11.93	400,555	413,528
BlackRock Global Allocation V.I. Fund Class I	2,474	15.51	38,371	42,945
Delaware VIP Diversified Income Series Standard Class	41,136	10.29	423,287	437,229
Delaware VIP Emerging Markets Series Standard Class	13,759	17.94	246,843	264,720
Delaware VIP High Yield Series Standard Class	28,755	5.14	147,799	153,502
Delaware VIP Limited-Term Diversified Income Series Standard Class	4,375	9.82	42,966	43,015
Delaware VIP REIT Series Standard Class	7,964	15.57	123,994	123,445
Delaware VIP Small Cap Value Series Standard Class	13,503	39.84	537,958	491,818
Delaware VIP Smid Cap Growth Series Standard Class	404	28.08	11,331	11,563
Delaware VIP U.S. Growth Series Standard Class	22,602	8.91	201,383	266,273
Delaware VIP Value Series Standard Class	4,007	29.25	117,205	113,712
Deutsche Equity 500 Index VIP Portfolio Class A	31,812	19.58	622,873	604,820
Deutsche Small Cap Index VIP Portfolio Class A	2,937	16.78	49,289	46,665
Fidelity VIP Asset Manager Portfolio Service Class	26,956	15.16	408,655	443,360
Fidelity VIP Contrafund Portfolio Service Class	19,622	33.04	648,297	689,219
Fidelity VIP Equity-Income Portfolio Service Class	2,181	21.86	47,685	50,224
Fidelity VIP Freedom 2020 Portfolio Service Class	1,691	12.53	21,184	21,489
Fidelity VIP Freedom 2030 Portfolio Service Class	2,772	12.73	35,283	35,693
Fidelity VIP Freedom 2040 Portfolio Service Class	517	18.37	9,500	9,713
Fidelity VIP Freedom 2050 Portfolio Service Class	515	16.52	8,503	8,608
Fidelity VIP Freedom Income Portfolio Service Class	36,191	10.97	397,013	395,921
Fidelity VIP Growth Portfolio Service Class	1,830	59.10	108,135	106,068
Fidelity VIP Mid Cap Portfolio Service Class	5,935	33.70	200,006	197,731
Fidelity VIP Overseas Portfolio Service Class	13,676	17.74	242,603	259,188
Franklin Mutual Shares VIP Fund Class 1	2,365	20.40	48,245	52,721
Franklin Small-Mid Cap Growth VIP Fund Class 1	299	17.77	5,320	6,851
Franklin U.S. Government Securities VIP Fund Class 1	15,665	12.51	195,965	204,403
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	150,830	11.32	1,707,395	1,738,857
Janus Aspen Balanced Portfolio Service Shares	14,773	31.89	471,100	430,315
Janus Aspen Flexible Bond Portfolio Service Shares	117	12.63	1,481	1,539
LVIP Baron Growth Opportunities Fund Standard Class	1,023	41.09	42,040	43,605
LVIP Baron Growth Opportunities Fund Service Class	938	40.17	37,671	38,822
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	16,957	18.29	310,085	298,436
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,069	31.00	33,121	31,975
LVIP Delaware Bond Fund Standard Class	87,826	13.42	1,178,358	1,234,597
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,041	14.12	57,052	61,377
LVIP Delaware Social Awareness Fund Standard Class	502	36.84	18,491	20,517
LVIP Delaware Special Opportunities Fund Standard Class	318	39.08	12,421	12,238
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	6,305	27.25	171,839	212,862
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,673	13.33	22,304	22,619
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,518	13.06	19,825	19,923
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	10,187	13.51	137,650	140,145
LVIP Government Money Market Fund Standard Class	645,346	10.00	6,453,464	6,453,464
LVIP JPMorgan High Yield Fund Standard Class	45,293	10.75	486,900	486,682
LVIP MFS Value Fund Standard Class	15,423	37.93	584,949	538,219
LVIP Mondrian International Value Fund Standard Class	17,661	15.38	271,626	323,083
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	187	11.23	2,095	2,114
LVIP SSGA International Index Fund Standard Class	33,846	8.15	275,847	284,483
LVIP SSGA Mid-Cap Index Fund Standard Class	59,488	11.49	683,395	652,861
LVIP SSGA S&P 500 Index Fund Standard Class	74,238	15.56	1,155,287	1,120,879
LVIP SSGA Small-Cap Index Fund Standard Class	2,414	28.75	69,402	64,448
LVIP T. Rowe Price Growth Stock Fund Standard Class	12,305	33.21	408,601	332,035
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	14,356	21.51	308,795	308,999
MFS VIT Growth Series Initial Class	4,501	38.76	174,449	175,162
MFS VIT Total Return Series Initial Class	43,891	23.18	1,017,405	1,049,672

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Utilities Series Initial Class	1,877	$26.81	$50,318	$47,253
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	5,446	22.61	123,135	135,743
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	6,393	16.91	108,107	101,238
T. Rowe Price Equity Income Portfolio	723	28.34	20,478	20,788
Templeton Global Bond VIP Fund Class 1	5,354	16.85	90,212	87,915
Templeton Growth VIP Fund Class 1	21,653	13.93	301,629	326,039

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	1,795	(5,557)	(3,762)
AB VPS Growth and Income Portfolio Class A	8,282	(274)	8,008
AB VPS International Value Portfolio Class A	144	(160)	(16)
AB VPS Small/Mid Cap Value Portfolio Class A	7,588	(14,478)	(6,890)
American Century VP Income & Growth Fund Class I	1,028	(1,033)	(5)
American Century VP Inflation Protection Fund Class II	1,254	(1,268)	(14)
American Century VP International Fund Class I	1,285	(97)	1,188
American Funds Global Growth Fund Class 2	4,831	(3,106)	1,725
American Funds Global Small Capitalization Fund Class 2	1,338	(358)	980
American Funds Growth Fund Class 2	2,269	(9,499)	(7,230)
American Funds Growth-Income Fund Class 2	754	(590)	164
American Funds High-Income Bond Fund Class 2	3,774	(687)	3,087
American Funds International Fund Class 2	12,314	(26,782)	(14,468)
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	13,432	(1,767)	11,665
BlackRock Global Allocation V.I. Fund Class I	407	(257)	150
Delaware VIP Diversified Income Series Standard Class	25,258	(35,351)	(10,093)
Delaware VIP Emerging Markets Series Standard Class	2,777	(2,898)	(121)
Delaware VIP High Yield Series Standard Class	2,643	(1,928)	715
Delaware VIP Limited-Term Diversified Income Series Standard Class	4,097	(105)	3,992
Delaware VIP REIT Series Standard Class	5,372	(1,624)	3,748
Delaware VIP Small Cap Value Series Standard Class	3,557	(1,545)	2,012
Delaware VIP Smid Cap Growth Series Standard Class	5	(242)	(237)
Delaware VIP U.S. Growth Series Standard Class	2,836	(2,457)	379
Delaware VIP Value Series Standard Class	4,801	(1,666)	3,135
Deutsche Equity 500 Index VIP Portfolio Class A	20,371	(37,339)	(16,968)
Deutsche Small Cap Index VIP Portfolio Class A	798	(5,074)	(4,276)
Fidelity VIP Asset Manager Portfolio Service Class	168	(1,856)	(1,688)
Fidelity VIP Contrafund Portfolio Service Class	370	(1,199)	(829)
Fidelity VIP Equity-Income Portfolio Service Class	1,305	(1,345)	(40)
Fidelity VIP Freedom 2020 Portfolio Service Class	1,737	(35)	1,702
Fidelity VIP Freedom 2030 Portfolio Service Class	1,238	(31)	1,207
Fidelity VIP Freedom 2040 Portfolio Service Class	138	(30)	108
Fidelity VIP Freedom 2050 Portfolio Service Class	520	(203)	317
Fidelity VIP Freedom Income Portfolio Service Class	366	(4,555)	(4,189)
Fidelity VIP Growth Portfolio Service Class	2,181	(1,506)	675
Fidelity VIP Mid Cap Portfolio Service Class	1,379	(1,855)	(476)
Fidelity VIP Overseas Portfolio Service Class	7,947	(9,244)	(1,297)
Franklin Mutual Shares VIP Fund Class 1	344	(247)	97
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(33)	(33)
Franklin U.S. Government Securities VIP Fund Class 1	—	(247)	(247)
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	69,506	(31,588)	37,918
Janus Aspen Balanced Portfolio Service Shares	—	(418)	(418)
Janus Aspen Flexible Bond Portfolio Service Shares	—	(10)	(10)
LVIP Baron Growth Opportunities Fund Standard Class	87	(165)	(78)
LVIP Baron Growth Opportunities Fund Service Class	663	(9,997)	(9,334)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	871	(427)	444
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	3,098	(113)	2,985
LVIP Delaware Bond Fund Standard Class	21,153	(10,639)	10,514

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	73	(3,993)	(3,920)
LVIP Delaware Social Awareness Fund Standard Class	86	(44)	42
LVIP Delaware Special Opportunities Fund Standard Class	—	(304)	(304)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	6,726	(1,462)	5,264
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	878	(878)	—
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,618	(5,122)	(3,504)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	92	(1,514)	(1,422)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	488	(532)	(44)
LVIP Government Money Market Fund Standard Class	407,441	(258,772)	148,669
LVIP JPMorgan High Yield Fund Standard Class	33,126	(18,004)	15,122
LVIP MFS Value Fund Standard Class	12,364	(7,953)	4,411
LVIP Mondrian International Value Fund Standard Class	383	(447)	(64)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	11	(16)	(5)
LVIP SSGA International Index Fund Standard Class	28,915	(146)	28,769
LVIP SSGA Mid-Cap Index Fund Standard Class	57,779	(294)	57,485
LVIP SSGA S&P 500 Index Fund Standard Class	47,081	(8,442)	38,639
LVIP SSGA Small-Cap Index Fund Standard Class	4,070	(858)	3,212
LVIP T. Rowe Price Growth Stock Fund Standard Class	3,413	(1,186)	2,227
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	7,163	(9,514)	(2,351)
MFS VIT Growth Series Initial Class	10,772	(2,810)	7,962
MFS VIT Total Return Series Initial Class	12,303	(3,176)	9,127
MFS VIT Utilities Series Initial Class	1,556	(1,570)	(14)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	461	(7,579)	(7,118)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	5,430	(1,453)	3,977
T. Rowe Price Equity Income Portfolio	750	(792)	(42)
Templeton Global Bond VIP Fund Class 1	4,942	(2,713)	2,229
Templeton Growth VIP Fund Class 1	976	(1,341)	(365)

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	9,329	(1,145)	8,184
AB VPS Growth and Income Portfolio Class A	1,283	(28)	1,255
AB VPS International Value Portfolio Class A	2,523	(552)	1,971
AB VPS Small/Mid Cap Value Portfolio Class A	8,272	(12,134)	(3,862)
American Century VP Income & Growth Fund Class I	1,728	(145)	1,583
American Century VP Inflation Protection Fund Class II	2,667	(1,204)	1,463
American Century VP International Fund Class I	1,411	(985)	426
American Funds Global Growth Fund Class 2	6,110	(2,080)	4,030
American Funds Global Small Capitalization Fund Class 2	4,140	(1,583)	2,557
American Funds Growth Fund Class 2	10,209	(1,919)	8,290
American Funds Growth-Income Fund Class 2	20,995	(884)	20,111
American Funds High-Income Bond Fund Class 2	3,902	(334)	3,568
American Funds International Fund Class 2	33,108	(15,292)	17,816
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	5,989	(301)	5,688
BlackRock Global Allocation V.I. Fund Class I	92	(266)	(174)
Delaware VIP Diversified Income Series Standard Class	56,074	(22,164)	33,910
Delaware VIP Emerging Markets Series Standard Class	18,344	(1,415)	16,929
Delaware VIP High Yield Series Standard Class	5,263	(1,939)	3,324
Delaware VIP Limited-Term Diversified Income Series Standard Class	184	(2)	182
Delaware VIP REIT Series Standard Class	4,154	(3,739)	415
Delaware VIP Small Cap Value Series Standard Class	23,294	(870)	22,424
Delaware VIP Smid Cap Growth Series Standard Class	124	(456)	(332)
Delaware VIP U.S. Growth Series Standard Class	11,729	(1,158)	10,571
Delaware VIP Value Series Standard Class	4,155	(125)	4,030
Deutsche Equity 500 Index VIP Portfolio Class A	20,063	(16,099)	3,964
Deutsche Small Cap Index VIP Portfolio Class A	5,578	(3,688)	1,890
Fidelity VIP Asset Manager Portfolio Service Class	19,350	(387)	18,963
Fidelity VIP Contrafund Portfolio Service Class	32,652	(1,001)	31,651
Fidelity VIP Equity-Income Portfolio Service Class	1,315	(1,331)	(16)
Fidelity VIP Freedom 2020 Portfolio Service Class	68	—	68

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Freedom 2030 Portfolio Service Class	2,349	(1,578)	771
Fidelity VIP Freedom 2040 Portfolio Service Class	252	(227)	25
Fidelity VIP Freedom 2050 Portfolio Service Class	96	(90)	6
Fidelity VIP Freedom Income Portfolio Service Class	40,563	(387)	40,176
Fidelity VIP Growth Portfolio Service Class	2,047	(864)	1,183
Fidelity VIP Mid Cap Portfolio Service Class	6,559	(653)	5,906
Fidelity VIP Overseas Portfolio Service Class	12,669	(2,442)	10,227
Franklin Mutual Shares VIP Fund Class 1	93	(344)	(251)
Franklin Small-Mid Cap Growth VIP Fund Class 1	314	(30)	284
Franklin U.S. Government Securities VIP Fund Class 1	4,512	(197)	4,315
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	35,248	(23,409)	11,839
Janus Aspen Balanced Portfolio Service Shares	—	(382)	(382)
Janus Aspen Flexible Bond Portfolio Service Shares	66	(8)	58
LVIP Baron Growth Opportunities Fund Standard Class	2,965	(324)	2,641
LVIP Baron Growth Opportunities Fund Service Class	4,390	(3,580)	810
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	9,747	(636)	9,111
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	61	(1)	60
LVIP Delaware Bond Fund Standard Class	19,903	(13,543)	6,360
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,962	(90)	4,872
LVIP Delaware Social Awareness Fund Standard Class	1,974	(1,316)	658
LVIP Delaware Special Opportunities Fund Standard Class	173	(232)	(59)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	4,282	(136)	4,146
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	760	(760)	—
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,549	(41)	5,508
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,404	(243)	1,161
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	6,052	(194)	5,858
LVIP Government Money Market Fund Standard Class	249,994	(232,739)	17,255
LVIP JPMorgan High Yield Fund Standard Class	26,213	(10,373)	15,840
LVIP MFS Value Fund Standard Class	11,196	(19,013)	(7,817)
LVIP Mondrian International Value Fund Standard Class	15,285	(279)	15,006
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	80	(8)	72
LVIP SSGA S&P 500 Index Fund Standard Class	11,415	(7,202)	4,213
LVIP SSGA Small-Cap Index Fund Standard Class	1,639	(1,245)	394
LVIP T. Rowe Price Growth Stock Fund Standard Class	6,939	(4,173)	2,766
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	12,239	(1,427)	10,812
MFS VIT Growth Series Initial Class	1,366	(448)	918
MFS VIT Total Return Series Initial Class	32,328	(4,548)	27,780
MFS VIT Utilities Series Initial Class	4,963	(734)	4,229
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	11,366	(320)	11,046
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	1,833	(1,524)	309
T. Rowe Price Equity Income Portfolio	1,394	(483)	911
Templeton Global Bond VIP Fund Class 1	5,099	(1,192)	3,907
Templeton Growth VIP Fund Class 1	13,681	(1,661)	12,020

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account S for Flexible Premium Variable Life Insurance at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 4, 2017

C-1

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account. (1)
(b)	N/A
(c)	Selling Group Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(3)
(d)	(1)	Policy Form LN939 NY (11)
(2)	Term Insurance Rider—Policy Form LR526 NY (8)
(3)	Load Amortization Rider—Policy Form LR853 NY (11)
(4)	Change of Insured Employee Benefit Rider—Policy Form LR493 NY (8)
(5)	Adjustable Benefit Enhancement Rider (10)
(6)	Enhanced Surrender Value Rider—Policy Form LR529 NY (8)
(e)	(1)	Application Part I—B58NY (14)
(2)	Application Part II (Corporate/Individual Owner)—B59NY (14)
(3)	Consent Forms B10457NY and B10458NY (14)
(f)	(1)	Articles of Incorporation of Lincoln Life & Annuity Company of New York (2)
(2)	Bylaws of Lincoln Life & Annuity Company of New York (2)
(g)	Reinsurance Contracts (6)
(h)	Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (9)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (7)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (22)
(4)	American Funds Insurance Series (21)
(5)	BlackRock Variable Series Fund, Inc. (12)
(6)	Delaware VIP Trust (7)
(7)	Deutsche Investments VIT Funds (9)
(8)	Deutsche Variable Series II (13)
(9)	Fidelity Variable Insurance Products (7)
(10)	Franklin Templeton Variable Insurance Products Trust (7)
(11)	Goldman Sachs Variable Insurance Trust (13)
(12)	Ivy Fund Variable Insurance Portfolios (19)
(13)	Janus Aspen Series (17)
(14)	JPMorgan Insurance Trust (21)
(15)	Legg Mason Partners Variable Equity Trust (7)
(16)	Lincoln Variable Insurance Products Trust (18)
(17)	M Fund, Inc. (9)
(18)	MFS Variable Insurance Trust (7)
(19)	Neuberger Berman Advisers Management Trust (9)
(20)	Oppenheimer Variable Account Funds (7)
(21)	PIMCO Variable Insurance Trust (13)

(22)	Putnam Variable Trust (22)
(23)	T. Rowe Price Equity Series, Inc. (15)
(a) Amendment dated March 24, 2014 (20)
(24)	Wells Fargo Variable Trust Funds (16)
(i)	(1)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (5)
(2)	Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004. (4)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures (21)

(1)	Incorporated by reference to Initial Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(2)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2, 2007.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.
(4)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File 333-84684) filed on April 7, 2004.
(5)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(6)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.
(7)	Incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(8)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-107461) filed on July 30, 2003.
(9)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(10)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.
(11)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125794) filed on June 14, 2005.
(12)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(13)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(14)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141769) filed on April 2, 2009.
(15)	(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 26, 1996. (Fund Participation Agreement)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed on April 16, 2003. (Amendment)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141755) filed on April 15, 2008. (Amendment dated April 2, 2007)
(d)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141755) filed on April 6, 2012. (Amendment dated February 9, 2011)
(e)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141755) filed on April 6, 2012. (Amendment dated October 10, 2011)

(16)	(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(d)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-141769) filed on April 2, 2014. (Amendment dated November 11, 2013)
(17)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.
(18)	Incorporated by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(19)	Ivy Funds Variable Portfolios and Waddell & Reed, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014; amendment filed herewith.
(20)	Incorporated by reference to Post-Effective Amendment No. 15 on Form N-6 (File No. 333-141769) filed on April 2, 2015.
(21)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(22)	Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-155333) filed on April 3, 2017.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III Granville Capital 300 North Greene Street Greensboro, NC 27401	Director
Mark E Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 South Crouse Avenue Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, Secretary and General Counsel
*	Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**	Principal business address is 150 Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 42 on Form N-4 (File No. 333-138190) filed on February 22, 2017).

Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Andrew J. Bucklee*	Senior Vice President and Director
Thomas O’Neill*	Senior Vice President, Chief Operating Officer and Director
Carl R. Pawsat***	Interim Chief Financial Officer
Nancy A. Smith*	Secretary
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account S for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 19 to the Registration Statement (File No.: 333-141769; 811-09257; CIK: 0001081039) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 4th day of April, 2017.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

LLANY Separate Account S for Flexible Premium Variable Life Insurance
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 19 to the Registration Statement (File No.: 333-141769; 811-09257; CIK: 0001081039) has been signed below on April 4, 2017, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

	/s/ George W. Henderson, III *	Director
George W. Henderson, III

	/s/ Mark E. Konen	Director
Mark E. Konen

	/s/ M. Leanne Lachman *	Director
M. Leanne Lachman

	/s/ Louis G. Marcoccia *	Director
Louis G. Marcoccia

	/s/ Patrick S. Pittard *	Director
Patrick S. Pittard

*By:	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383; 333-203099; 811-08559

LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776; 333-149053; 811-08651

LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 333-159954, 811-21029

Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

Variable Annuities Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216; 333-181617; 333-214112; 811-08441

Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785

Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096; 333-175691; 333-176213; 333-181616; 333-186895; 333-193276; 333-193277; 333-193278; 333-214111; 333-214113; 333-214256; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III	Director
George W. Henderson, III

/s/ Mark E. Konen	Director
Mark E. Konen

/s/ M. Leanne Lachman	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia	Director
Louis G. Marcoccia

Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version:  November  2016